SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

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

                               LEVITT CORPORATION
                           1750 EAST SUNRISE BOULEVARD
                         FORT LAUDERDALE, FLORIDA 33304

                                 April 15, 2004

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Levitt Corporation, which will be held on May 11, 2004 at 3:00 p.m., local time, at the Broward County Convention Center, 1950 Eisenhower Blvd., Ft. Lauderdale, FL 33316. Following the Annual Meeting please join us for our Annual Celebration and Exposition. The schedule will be as follows: 3:30 p.m. - 5:00 p.m. Exposition opens; 5:00 p.m. - 6:15 p.m. Video and Presentation; 6:15 p.m. - 8:00 p.m. Exposition reopens.

      Please read these materials so that you will know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card in the postage-paid envelope. This way, your shares will be voted as you direct even if you cannot attend the meeting.

      On behalf of your Board of Directors and our employees, I would like to express our appreciation for your continued support.

                                                      Sincerely yours,

                                                      /s/ Alan B. Levan

                                                      Alan B. Levan
                                                      Chairman of the Board

                               LEVITT CORPORATION
                           1750 EAST SUNRISE BOULEVARD
                         FORT LAUDERDALE, FLORIDA 33304

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2004
                    ----------------------------------------

      Notice is hereby given that the Annual Meeting of Shareholders of Levitt Corporation. (the "Company") will be held at the Broward County Convention Center, 1950 Eisenhower Blvd., Ft. Lauderdale, FL 33316 on May 11, 2004 commencing at 3:00 p.m., local time, for the following purposes:

      1. To elect three directors to the Company's Board of Directors to serve until the Annual Meeting in 2007.

      2.    To approve the Company's 2003 Stock Incentive Plan.

      3.    To approve the Company's 2004 Performance-Based Annual Incentive
            Plan.

      4. To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

      The matters listed above are more fully described in the Proxy Statement which forms a part of this Notice.

      Only shareholders of record at the close of business on April 1, 2004 are entitled to notice of and to vote at the Annual Meeting.

                                                       Sincerely yours,

                                                       /s/ Alan B. Levan

                                                       Alan B. Levan
                                                       Chairman of the Board

      Fort Lauderdale, Florida
      April 15, 2004

      IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES; THEREFORE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                               LEVITT CORPORATION
                           1750 EAST SUNRISE BOULEVARD
                         FORT LAUDERDALE, FLORIDA 33304

                         ------------------------------
                                 PROXY STATEMENT
                         ------------------------------

      The Board of Directors of Levitt Corporation (the "Company") is soliciting proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Broward County Convention Center, 1950 Eisenhower Blvd., Ft. Lauderdale, FL 33316 on May 11, 2004 at 3:00 p.m., and at any and all postponements or adjournments of the Annual Meeting, for the purposes set forth in the accompanying Notice of Meeting.

      This Proxy Statement, Notice of Meeting and accompanying proxy card are being mailed to shareholders on or about April 15, 2004.

                 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                             AND THE ANNUAL MEETING

      WHAT IS THE PURPOSE OF THE MEETING?

      At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, the approval of the Company's 2003 Stock Incentive Plan and the approval of the Company's 2004 Performance-Based Annual Incentive Plan, as well as any other matters which may properly be brought before the meeting.

      WHO IS ENTITLED TO VOTE AT THE MEETING?

      Record holders of the Company's Class A Common Stock ("Class A Stock") and record holders of the Company's Class B Common Stock ("Class B Stock") at the close of business on April 1, 2004 may vote at the meeting.

      On April 1, 2004, 13,597,166 shares of Class A Stock and 1,219,031 shares of Class B Stock were outstanding and, thus, are eligible to vote at the meeting.

      WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF CLASS A STOCK AND CLASS B STOCK?

      Holders of Class A Stock and the holder of Class B Stock will vote as one class on the matters to be voted upon at the Annual Meeting. Holders of Class A Stock are entitled to one vote per share, with all holders of Class A Stock having in the aggregate 53% of the general voting power. The Class B Stock represents the remaining 47% of the general voting power. The number of votes for each share of outstanding Class B Stock is calculated each year in accordance with the Company's Amended and Restated Articles of Incorporation. At this year's Annual Meeting, each outstanding share of Class B Stock will be entitled to 9.89 votes per share.

      WHAT CONSTITUTES A QUORUM?

      The presence at the meeting, in person or by proxy, of the holders of shares representing a majority of the aggregate voting power (as described above) of the common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting.

      WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A "STREET NAME" HOLDER?

      If your shares are registered directly in your name with American Stock Transfer & Trust Company, the Company's stock transfer agent, you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares but not the shareholder of record, and your shares are held in "street name."

      HOW DO I VOTE MY SHARES?

      If you are a shareholder of record, you can give a proxy to be voted at the meeting by mailing in the enclosed proxy card.

      If you hold your shares in "street name," you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

      CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

      Yes. If you are a shareholder of record, you may vote your shares at the Annual Meeting by completing a ballot at the meeting.

      However, if you are a "street name" holder, you may vote your shares in person only if you obtain a signed proxy from your broker or nominee giving you the right to vote the shares.

      Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your vote by proxy or by giving instructions to your broker or nominee as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

      WHAT ARE MY CHOICES WHEN VOTING?

      In the election of directors, you may vote for all nominees, or your vote may be withheld with respect to one or more nominees. The proposal related to the election of directors is described in this proxy statement beginning at page 6.

      With respect to the proposals to approve the Company's 2003 Stock Incentive Plan and to approve the Company's 2004 Performance-Based Annual Incentive Plan, you may vote for each of the proposals, against each of the proposals, or abstain from voting on each of the proposals. These are described in this proxy statement beginning at page 15.

      WHAT IS THE BOARD'S RECOMMENDATION?

      The Board of Directors recommends a vote FOR all of the nominees for director and FOR the approval of the Company's 2003 Stock Incentive Plan and FOR the approval of the Company's 2004 Performance-Based Annual Incentive Plan.

      WHAT IF I DO NOT SPECIFY HOW I WANT MY SHARES VOTED?

      If you do not specify on your proxy card (or when giving your proxy by telephone or over the Internet) how you want to vote your shares, we will vote them FOR all of the nominees for director, FOR the approval of the Company's 2003 Stock Incentive Plan and FOR the approval of the Company's 2004 Performance-Based Annual Incentive Plan.

      CAN I CHANGE MY VOTE?

      Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

      o     by submitting written notice of revocation to the Company's
            Secretary;

      o by submitting another proxy by mail that is dated later and is properly signed; or

      o     by voting in person at the Annual Meeting.


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

      WHAT VOTE IS REQUIRED FOR A PROPOSAL TO BE APPROVED?

      For the election of directors, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

      For the approval of the Company's 2003 Stock Incentive Plan and the approval of the Company's 2004 Performance-Based Annual Incentive Plan, the affirmative vote of the holders of a majority of the votes cast on each of these proposals will be required for approval. Since abstentions are treated for these purposes as votes cast on the proposals, an abstention will effectively count as a vote against the adoption of the proposals.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may or may not vote your shares in its discretion if you have not provided voting instructions to the broker. Whether the broker may vote your shares in its discretion depends on the proposals before the Annual Meeting. Under the rules of the New York Stock Exchange, your broker may vote your shares in its discretion on "routine matters." The election of directors is a routine matter on which brokers will be permitted to vote your shares if no voting instructions are furnished. The rules of the New York Stock Exchange, however, do not permit your broker to vote your shares in its discretion on proposals that are not considered "routine." The approval of the Company's 2003 Stock Incentive Plan and the approval of the Company's 2004 Performance-Based Annual Incentive Plan are non-routine matters. Accordingly, if your broker has not received your voting instructions with respect to one or both of those proposals, your broker cannot vote your shares on such proposal. This is called a "broker non-vote." However, because shares that constitute broker non-votes (which include shares as to which brokers withhold authority) will not be considered entitled to vote on such matters, broker non-votes will have no effect on the outcome of any of the proposals.

      ARE THERE ANY OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

      We do not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

      SPIN-OFF FROM BANKATLANTIC BANCORP, INC.

      On December 31, 2003, BankAtlantic Bancorp, Inc. ("BankAtlantic Bancorp") completed the spin-off of the Company by means of a distribution to its shareholders of all of our issued and outstanding capital stock. Prior to the spin-off, we were a wholly owned subsidiary of BankAtlantic Bancorp. As a result of the spin-off, BankAtlantic Bancorp no longer owns any shares of our capital stock. However, at the time of the spin-off BFC Financial Corporation was the holder of all of the issued and outstanding shares of BankAtlantic Bancorp's Class B common stock and approximately 15.3% of the issued and outstanding shares of BankAtlantic Bancorp's Class A common stock. In connection with the spin-off, BFC Financial Corporation received the same relative percentages of our Class A Stock and Class B Stock, which in the aggregate represents approximately 55% of the total voting power of all of our common stock, and accordingly, can control the outcome of the votes on matters considered at the Annual Meeting.

                              CORPORATE GOVERNANCE

      Pursuant to our Amended and Restated By-Laws and the Florida Business Corporation Act, our business and affairs are managed under the direction of the Board of Directors. Directors are kept informed of our business through discussions with management, including the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

      DETERMINING DIRECTOR INDEPENDENCE

      The Board undertook a review of each of the directors' independence in February 2004. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and the Company and its subsidiaries and affiliates, including those reported below under "Certain Relationships and Related Transactions." The Board also examined transactions and relationships between directors or their affiliates and members of the Company's senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under applicable laws and regulations and the New York Stock Exchange listing standards. In connection with the review, the Board, as permitted by New York Stock Exchange listing standards, determined that the following categories of relationships were not material relationships that would impair a director's independence: (i) serving on third party boards of directors with other members of the Board or executive officers, (ii) payment or charitable gifts by the Company to entities with which a director is an executive officer or director where such payments or gifts do not exceed the greater of $1 million or 2% of such entity's consolidated gross revenues, or
(iii) investments by directors in common with each other or the Company, its affiliates or executive officers. After review of the relationships of each of the members of the Board, the Board affirmatively determined that a majority of our Board members, including James Blosser, Darwin Dornbush, S. Lawrence Kahn, III, Joel Levy, and William Nicholson, are independent within the meaning of the listing standards of the New York Stock Exchange and applicable Securities and Exchange Commission ("SEC") regulations.

      COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

      Although the Company was still a wholly-owned subsidiary of BankAtlantic Bancorp in 2003, the Board met twelve times during the year. In February 2004, the Board adopted a written charter for each of the Audit, Compensation and Nominating and Corporate Governance committees and has adopted Corporate Governance Guidelines that address the make-up and functioning committees of the Board. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. The committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics are posted in the "Investor Relations" section of our website at WWW.LEVITTCORPORATION.COM/INVESTOR/GOVERNANCE/INDEX.PHP.

      Each of the members of the Board of Directors attended at least 75% of the meetings of the Board during 2003. As a subsidiary of BankAtlantic Bancorp, we did not in 2003 or any prior year hold any meetings of the committees described in the preceding paragraph. Compensation decisions relating to our executive officers and employees were made by BankAtlantic Bancorp, as our sole shareholder, or by senior management.

      The Audit Committee

      The Audit Committee consists of Joel Levy, Chairman, Darwin Dornbush, William Nicholson and S. Lawrence Kahn, III. In February, the Board made a determination that all current members of the Audit Committee are "financially literate" and "independent" within the meaning of the listing standards of the New York Stock Exchange and applicable SEC regulations. Mr. Levy, the chair of the Audit Committee, was determined by the Board to qualify as an audit committee financial expert within the meaning of SEC regulations and to have the requisite accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor. Additionally, the Audit Committee assists the Board's oversight of: (i) the integrity of our financial statements,
(ii) our compliance with legal and regulatory requirements, (iii) the qualifications, performance and independence of our independent auditor, and
(iv) the performance of our internal audit function. A Report from the Audit Committee is included at page 13, and the Audit Committee's Charter is attached as Appendix A to this proxy statement.

      The Compensation Committee

      The Compensation Committee consists of Darwin Dornbush, Chairman, S. Lawrence Kahn, III and William Nicholson. The Board made a determination that all of the members of the Compensation Committee are independent within the meaning of the listing standards of the New York Stock Exchange. The Compensation Committee provides assistance to the Board in fulfilling its responsibilities relating to the compensation of our executive officers. It reviews and determines the compensation of the Chief Executive Officer and determines or makes recommendations with respect to the compensation of our other executive officers. It also assists the Board in the administration of our equity-based and performance-based compensation plans.

      The Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee consists of James Blosser, Chairman, Joel Levy and Darwin Dornbush. All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the New York Stock Exchange. The Nominating and Corporate Governance Committee is responsible for assisting the Board in identifying individuals qualified to become directors, making recommendations of candidates for directorships, developing and recommending to the Board a set of corporate governance principles for the Company, overseeing the evaluation of the Board and management, overseeing the selection, composition and evaluation of Board committees and overseeing the management continuity and succession planning process.

      Generally, the Nominating and Corporate Governance Committee identifies candidates through the business and other organization networks of the directors and management. Candidates for director will be selected on the basis of the contributions the Nominating and Corporate Governance Committee believes those candidates can make to the Board and to management and on such other qualifications and factors as the Committee considers appropriate. In assessing potential new directors, the Committee intends to seek individuals from diverse professional backgrounds who combine a broad range of experience and expertise. Board candidates are expected to have a reputation for honesty and integrity, strength of character, mature judgment and experience in positions with a high degree of responsibility. In addition to reviewing a candidate's background and accomplishments, candidates for director nominees are to be reviewed in the context of the current composition of the Board and the evolving needs of the Company. The Company also requires that its Board members be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on behalf of the Company, including attending Board and committee meetings. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend the candidate's election to the full Board.

      Under our By-Laws, nominations for directors may be made only by or at the direction of our Board, or by a shareholder entitled to vote who delivers written notice (along with certain additional information specified in our By-Laws) not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting. For our 2005 Annual Meeting, we must receive this notice between January 11, 2005 and February 10, 2005.

      Investment Committee

      The Investment Committee was established by the Board of Directors by resolution in September 2003 and consists of Alan B. Levan, Chairman, John E. Abdo, William Nicholson and two outside, non-voting advisory members. The Investment Committee met nine times in 2003. The Investment Committee assists the Board in supervising and overseeing the management of our investments in capital assets. Specifically, the Investment Committee (i) reviews and approves all real property transactions, (ii) authorizes new project and working capital debt subject to guidelines established by the Board, and (iii) authorizes refinancing and other modifications to existing project and other working capital debt subject to limits established by the Board.

      EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT DIRECTORS

      In accordance with applicable New York Stock Exchange rules, beginning in 2004 the non-management directors of the Company intend to have periodic executive sessions of the Board in which management directors and other members of management do not participate. In February 2004, Darwin Dornbush was appointed by the Board as presiding director for these sessions.

      COMPENSATION OF DIRECTORS

      The Company's Compensation Committee recommends director compensation to the Board based on factors it considers appropriate and based on the recommendations of management. From January 2003 through September 2003, non-employee directors received $833 per month for serving on the Board; commencing in October 2003, non-employee directors received $3,000 per month for serving on the Board. During 2004, non-employee directors will receive an annual retainer fee of $36,000. Except for the Audit Committee chairman, who will receive an additional $12,000 per year for his service on the Audit Committee, members of the Audit Committee will each receive an additional $8,000 per year for service on that committee; members of the Nominating and Corporate Governance and Compensation Committees will each receive an additional $3,000 per year for service on each of those committees; and non-employee directors serving on the Investment Committee receive $500 per meeting with a maximum of $1,000 per month for service on that committee. In addition, on January 2, 2004, all non-employee directors received non-qualified stock options to acquire 7,500 shares of our Class A Stock under the Company's 2003 Stock Incentive Plan at an exercise price of $20.15 per share. All such options vested and became exercisable immediately upon grant. Directors who are also officers of the Company or its subsidiaries do not receive additional compensation for their service as directors or for attendance at Board of Directors' meetings or committee meetings.

      COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND NON-MANAGEMENT DIRECTORS

      Shareholders who wish to communicate with the Board of Directors, any individual director or the non-management directors as a group, can write to the Corporate Secretary, Levitt Corporation, 1750 East Sunrise Boulevard, Fort Lauderdale, Florida 33304. The letter should include a statement indicating that the sender is a shareholder of the Company. Depending on the subject matter, an officer of the Company will:


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

            o forward the letter to the director or directors to whom it is addressed;

            o attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information about the Company and stock-related matters; or

            o not forward the letter if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

      A member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

      CODE OF BUSINESS CONDUCT AND ETHICS

      The Company has adopted a Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Business Conduct and Ethics is attached as Appendix B to this proxy statement and is available on our website at www.levittcorporation.com. The Company intends to post amendments to or waivers from its Code of Business Conduct and Ethics on our website to the extent such waivers are applicable to our principal executive officer, principal financial officer or principal accounting officer.

      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Board of Directors has designated directors Dornbush, Kahn and Nicholson, none of whom are employees of the Company or any of its subsidiaries, to serve on the Compensation Committee.

      SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based upon a review of copies of the forms furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 2003, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") applicable to its officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

                PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

      1) PROPOSAL FOR ELECTION OF DIRECTORS

      Nominees for Election as Director

      The Company's Board of Directors currently consists of eight directors divided into three classes, each of which has a three year term and each of which expires in annual succession. Prior to our spin-off from BankAtlantic Bancorp, our Board was expanded from five to eight directors. The Board accepted the resignation of Barry E. Somerstein, and directors Dornbush, Kahn, Nicholson and Levy were appointed to the Board in accordance with our By-Laws. Such appointments were later approved by BankAtlantic Bancorp as our sole shareholder. Our By-Laws provide that the Board shall consist of no less than three nor more than twelve directors. The specific number of directors is set from time to time by resolution of the Board. A total of three directors will be elected at the Annual Meeting, all of whom will be elected for a term expiring in 2007.

      Each of the nominees has consented to serve the term indicated. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Except as otherwise indicated, the nominees and directors listed below have had no change in principal occupation or employment during the past five years.


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

                    THE DIRECTORS STANDING FOR ELECTION ARE:

      TERMS ENDING IN 2007:

      WILLIAM SCHERER                                        Director since 2001

      Mr. Scherer, age 56, has been an attorney in the law firm of Conrad & Scherer, P.A. since 1974.

      S. LAWRENCE KAHN, III                                  Director since 2003

      Mr. Kahn, age 57, has been the President and Chief Executive Officer since 1986 of Lowell Homes, Inc., a Florida corporation engaged in the business of home building.

      JOEL LEVY                                              Director since 2003

      Mr. Levy, age 64, has been the Chief Operating Officer and Vice Chairman of the Board of the Adler Group, Inc., a commercial real estate company, since 1984.

      THE BOARD OF DIRECTORS RECOMMENDS THAT ALL OF THE NOMINEES BE ELECTED
                                  AS DIRECTORS.

                     THE DIRECTORS CONTINUING IN OFFICE ARE:

    TERMS ENDING IN 2005:

      JOHN E. ABDO                                           Director since 1985

      Mr. Abdo, age 60, has been Vice Chairman of the Board and President since 1985. He has been employed as Vice Chairman of BankAtlantic since April 1987 and Chairman of the Executive Committee of BankAtlantic since October 1985. He has been a director of BFC Financial Corporation since 1988 and Vice Chairman of the Board of BFC Financial Corporation since 1993. He has been a director and Vice Chairman of the Board of BankAtlantic Bancorp since 1994 and a director of BankAtlantic since 1984. He is also a director of Benihana, Inc. (Nasdaq: BNHN), a national restaurant chain, and a director and Vice Chairman of the Board of Bluegreen Corporation ("Bluegreen") (NYSE: BXG).

      WILLIAM NICHOLSON                                      Director since 2003

      Mr. Nicholson, age 58, has been a principal with Heritage Capital Group since 2003. Previously, Mr. Nicholson served as Managing Director of Bank of America Securities in the real estate advisory group.

      TERMS ENDING IN 2006:

      JAMES BLOSSER                                          Director since 2001

      Mr. Blosser, age 66, has been an attorney with the law firm of Blosser & Sayfie since 2001. Additionally, since 1999 he has been a partner with the governmental relations firm of Poole, McKinley & Blosser. Prior to 1999, he was an Executive Vice President for Huizenga Holdings, Inc., a sports, investment and entertainment conglomerate in Fort Lauderdale, Florida.

      DARWIN DORNBUSH                                        Director since 2003

      Mr. Dornbush, age 74, is a senior partner in the law firm of Dornbush Mensch Mandelstam & Schaeffer, LLP. He has served as the Secretary of Benihana, Inc. and its predecessor since 1983, and he has been a director of Benihana, Inc. since 1995. He has served as Secretary and a director of Benihana of Tokyo, the parent company of Benihana, Inc., since 1980. He is also a director of Cantel Medical Corp., a healthcare company.


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

      ALAN B. LEVAN                                          Director since 1987

      Mr. Levan, age 59, has been Chairman of the Board since 1987. He has been Chairman of the Board, President and Chief Executive Officer of BankAtlantic Bancorp, the holding company for BankAtlantic, since 1994, and President and Chairman of the Board of BankAtlantic since 1987. He is also a director and Chairman of the Board of Bluegreen. He formed the I.R.E. Group (predecessor to BFC Financial Corporation) in 1972. Since 1978, he has been the Chairman of the Board, President, and Chief Executive Officer of BFC Financial Corporation or its predecessors.

         IDENTIFICATION OF EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

      The following individuals are executive officers of the Company:

      NAME                        AGE    POSITION
      ----                        ---    --------
      Alan B. Levan               59     Chairman of the Board and Chief Executive Officer
      John E. Abdo                60     Vice Chairman and President of the Company
      Glen R. Gilbert             59     Executive Vice President, Chief Financial Officer and Secretary
      Seth M. Wise                34     Executive Vice President

      All officers serve until they resign or are replaced or removed by the Board of Directors.

      The following additional information is provided for the executive officers shown above who are not directors of the Company:

      Glen R. Gilbert has been the Company's Executive Vice President, Chief Financial Officer and Secretary since 1997. He has been Executive Vice President of BFC Financial Corporation since July 1997. Prior to that date he served in the position of Senior Vice President of BFC Financial Corporation. In May 1987, he was appointed Chief Financial Officer and in October 1988 he was appointed Secretary of BFC Financial Corporation. He joined BFC Financial Corporation in November 1980 as Vice President and Chief Accountant. He has been a certified public accountant since 1970.

      Seth M. Wise was named Executive Vice President of the Company in September 2003. He became President of Levitt Commercial in 2001. Previously, Mr. Wise was a Vice President of Abdo Companies, Inc., a South-Florida-based private real estate development company controlled by John E. Abdo, the Company's Vice Chairman and President.

      The following individuals are significant employees of our wholly owned subsidiaries:

      NAME                        AGE    POSITION
      ----                        ---    --------

      Paul J. ("Pete") Hegener    63     President, Core Communities, LLC
      Elliott Wiener              69     President, Levitt and Sons, LLC
      Seth Werner                 58     President, Levitt Capital, LLC

      All significant employees serve until they resign or are replaced or removed by the Managing Member of the relevant entity.

      Paul J. ("Pete") Hegener joined Core Communities in 1992 as its President.

      Elliott Wiener joined Levitt and Sons in 1975 and became its President in 1982.

      Seth Werner joined Levitt Capital in 2003 as its President. Prior to joining Levitt Capital, Mr. Werner was the Chairman and Chief Executive Officer of Mortgage.com (n/k/a MDCM Holdings, Inc.; "MDCM"), a company formerly traded on Nasdaq. Mortgage.com was an internet platform for online mortgages and other technology-related services. On December 14, 2000, MDCM executed an assignment for the benefit of creditors pursuant to Chapter 727, Florida Statutes. The action is pending.

      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In April 2002, the Company received an $18.6 million capital contribution and borrowed $30.0 million from BankAtlantic Bancorp. The Company utilized these funds, together with $5.2 million of working capital, to purchase 8,317,325 shares of the common stock of Bluegreen. The $30.0 million loan was due on demand and bore interest, payable monthly, at the prime rate minus 25 basis points. This loan was later modified in connection with our spin-off, as described below.

      On December 31, 2003, BankAtlantic Bancorp completed the spin-off of the Company. In connection with the spin-off, BankAtlantic Bancorp converted the $30.0 million demand note described above to a five-year term note due December 30, 2008 with interest only payable monthly, initially at the prime rate and thereafter at the prime rate plus increments of an additional 0.25% every six months. In connection with the spin-off, BankAtlantic Bancorp also transferred
1.2 million shares of common stock of Bluegreen to the Company in exchange for a one year $5.5 million promissory note and additional shares of our common stock (which additional shares were distributed in the spin-off). This $5.5 million promissory note was repaid in April 2004. Additionally, prior to the spin-off, we declared an $8.0 million dividend to BankAtlantic Bancorp payable in the form of a five-year term note with the same payment terms as the $30.0 million note described above. As of the date of this Proxy Statement, our total indebtedness to BankAtlantic Bancorp is $38.0 million.

      In connection with the spin-off, the Company entered into a transitional services agreement for a term of one year with BankAtlantic Bancorp under which BankAtlantic Bancorp or its subsidiaries will provide the Company with certain human resources, risk management and investor and public relations services and receive compensation for such services on a percentage of cost basis. The term may be renewed for a subsequent one-year period upon the approval of the parties. Additionally, in connection with the spin-off, the Company entered into an employee matters agreement with BankAtlantic Bancorp providing for the allocation of responsibility and liability between the Company and BankAtlantic Bancorp with respect to the welfare and benefit plans for Company employees after the spin-off.

      Alan B. Levan, our Chairman and Chief Executive Officer, and John E. Abdo, our Vice Chairman and President, serve as executive officers and are the controlling shareholders of BFC Financial Corporation. BFC Financial Corporation received management fees in connection with providing accounting, general and administrative services to the Company. The Company also sublets office space from BFC Financial Corporation which in turn leases space from BankAtlantic. Administrative, rent and other fees paid to BFC Financial Corporation by the Company for the year ended December 31, 2003 aggregated $213,000. These amounts paid in 2003 may not be representative of the amounts that would have been paid in an arms-length transaction.

      Included in our results of operations for each of the years in the three year period ended December 31, 2003 was $1.1 million, $1.3 million, and $2.1 million, respectively, of interest expense related to loans from BankAtlantic. As of December 31, 2003 we had approximately $18.1 million of loans from BankAtlantic consisting of project loans secured by land and improvements.

      During the year ended December 31, 2003, BankAtlantic paid Core Communities, our wholly owned subsidiary, $540,000 in management fees to operate and sell a residential construction property acquired through foreclosure.

      SUMMARY COMPENSATION TABLE

      The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of our Chief Executive Officer ("CEO") and each of the four other highest paid executive officers (determined as of December 31, 2003) for the fiscal years ended December 31, 2003, 2002 and 2001.

                                                   ANNUAL COMPENSATION
                                          --------------------------------------
                                                                    OTHER ANNUAL     ALL OTHER
                                                                    COMPENSATION    COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR      SALARY        BONUS        (A) (B)          (D)
------------------------------------------------------------------------------------------------
Alan B. Levan                     2003     $103,231     $ 62,400          --               --
Chairman of the Board and         2002       83,791       62,500          --               --
Chief Executive Officer           2001           --       50,000          --               --

John E. Abdo                      2003     $365,000     $390,000          --         $291,240(c)
Vice Chairman of the Board        2002      263,187      425,000          --          291,240(c)
and President                     2001      250,000      250,000          --          291,240(c)

Glen R. Gilbert                   2003     $149,500      $93,288     $ 8,000(b)            --
Executive Vice President,         2002      123,938       97,192       6,135(b)            --
Chief Financial Officer           2001      119,600       29,900          --               --
and Secretary

Seth M. Wise                      2003     $193,269      $40,000     $12,000(a)            --
Executive Vice President and                                           6,807(b)
President of Levitt Commercial    2002      168,270           --     $12,000(a)            --
                                                                       5,331(b)
                                  2001      145,192           --     $12,000(a)            --
                                                                       5,807(b)

----------
(a)   Reflects amounts paid as auto and phone allowance.

(b) The Company provides matching funds under the Levitt Corporation Security Plus Plan, the Company's 401(k) plan. The Abdo Companies, a company in which John E. Abdo is the principal shareholder and Chief Executive Officer, receives from the Company monthly management fees and reimbursement for expenses associated with use of office space. The

(c) amounts paid may not be representative of the amounts that would be paid in an arms-length transaction. The Company provides the named executive officers with certain group life, health, medical and other non-cash benefits

(d) generally available to all salaried employees and not included in this column pursuant to SEC Rules.

      OPTION GRANTS IN 2003

      The Company did not grant any options in 2003.

      ANNUAL INCENTIVE PROGRAM

      Each of the executive officers named in the Summary Compensation Table was eligible for a bonus which is determined based upon the achievement of certain specified individual and corporate competencies or goals. These competencies and goals are established each year for each such officer, and the Compensation Committee reviews the performance of each officer against such competencies and goals each year. The amounts set forth under "Bonus" in the Summary Compensation Table includes the amount earned by each officer named in the table under this bonus program with respect to 2003.

      If the Levitt Corporation 2004 Performance-Based Annual Incentive Plan is approved by the shareholders, commencing in 2004 our executive officers will be eligible for awards under that plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      PRINCIPAL SHAREHOLDERS OF THE COMPANY

      The following table sets forth, as of April 1, 2004, certain information as to Class A Stock and Class B Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of such stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding Class A Stock or Class B Stock as of April 1, 2004. Except as otherwise indicated, the information provided in the following table was obtained from filings with the SEC and with the Company pursuant to the Exchange Act. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock (1) over which he or she has or shares, directly or indirectly, voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after April 1, 2004. As used herein, "voting power" is the power to vote, or direct the voting of, shares and "investment power" includes the power to dispose, or direct the disposition of, such shares. Unless otherwise noted, each beneficial owner has sole voting and sole investment power over the shares beneficially owned.

                                                          AMOUNT AND
                                                           NATURE OF
    TITLE OF            NAME AND ADDRESS OF               BENEFICIAL
     CLASS              BENEFICIAL OWNER                   OWNERSHIP         PERCENT OF CLASS
     -----              ----------------                   ---------         ----------------

    Class A Stock       BFC Financial Corporation          2,074,244 (1)           15.2%
                        1750 E. Sunrise Blvd.
                        Ft. Lauderdale, Florida 33304

    Class B Stock       BFC Financial Corporation          1,219,031  (1)          100%
                        1750 E. Sunrise Blvd.
                        Ft. Lauderdale, Florida 33304

----------
(1) BFC Financial Corporation has sole voting and dispositive power over all shares listed. BFC Financial Corporation may be deemed to be controlled by Alan B. Levan and John E. Abdo, who collectively may be deemed to have an aggregate beneficial ownership of 67.5% of the outstanding common stock of BFC Financial Corporation. Mr. Alan B. Levan serves as Chairman and Chief Executive Officer of the Company and of BFC Financial Corporation and Mr. John E. Abdo serves as Vice Chairman and President of the Company and Vice Chairman of BFC Financial Corporation.

SECURITY OWNERSHIP OF MANAGEMENT

      Listed in the table below are the outstanding securities beneficially owned as of April 1, 2004 by (i) all directors, (ii) named executive officers identified in the Summary Compensation Table included elsewhere herein and (iii) directors and executive officers as a group. The address of all parties listed below is 1750 East Sunrise Boulevard, Fort Lauderdale, Florida 33304.

                                           CLASS A          CLASS B       PERCENT OF    PERCENT OF
                                         COMMON STOCK    COMMON STOCK      CLASS A       CLASS B
                                          OWNERSHIP        OWNERSHIP     COMMON STOCK  COMMON STOCK
                                          ---------        ---------     ------------  ------------
BFC Financial Corporation (a)             2,074,244        1,219,031         15.2%          100%
Alan B. Levan  (a) (b) (c)                   16,618               --          0.1%          0.0%
John E. Abdo (a) (c)                         14,796               --          0.1%          0.0%
Glen R. Gilbert (c)                             126               --          0.0%          0.0%
Seth M. Wise (c)                                214               --          0.0%          0.0%
Darwin C. Dornbush (d)                        7,625               --          0.1%          0.0%
Joel I. Levy (d)                              7,500               --          0.1%          0.0%
James J. Blosser (d)                          7,500               --          0.1%          0.0%
William R. Nicholson (d)                      9,600               --          0.1%          0.0%
William R. Scherer (d)                        7,500               --          0.1%          0.0%
S. Lawrence Kahn, III (d)                     8,000               --          0.1%          0.0%
All directors and executive officers
 of the Company as a group (10
 persons, including the individuals
 identified above) (e)                    2,153,723        1,219,031         15.8%          100%

----------
(a) BFC Financial Corporation may be deemed to be controlled by Alan B. Levan and John E. Abdo, who collectively may be deemed to have an aggregate beneficial ownership of 67.5% of the outstanding common stock of BFC Financial Corporation. Alan B. Levan serves as Chairman and Chief Executive Officer of the Company and Chairman, President and Chief Executive Officer of BFC Financial Corporation. John E. Abdo serves as Vice Chairman and President of the Company and Vice Chairman of BFC Financial Corporation.

(b) Includes beneficial ownership of 91 shares of the Company's Class A Stock held indirectly.

(c) Includes beneficial ownership of shares of the Company's Class A Stock held in the BankAtlantic 401(k) plan as a result of the spin-off as follows: Alan B. Levan - 2,772 shares; John E. Abdo - 9,744 shares; Glen
      R. Gilbert - 95 shares; Seth M. Wise - 89 shares.

(d) Includes beneficial ownership of the following shares of the Company's Class A Stock which may be acquired within 60 days pursuant to stock options: Darwin C. Dornbush - 7,500 shares; Joel I. Levy - 7,500 shares; James J. Blosser - 7,500 shares; William R. Nicholson - 7,500 shares; William R. Scherer - 7,500 shares; S. Lawrence Kahn, III - 7,500 shares.

(e) Includes beneficial ownership of 45,000 shares of the Company's Class A Stock, which may be acquired by directors within 60 days pursuant to stock options held by them.

                             AUDIT COMMITTEE REPORT

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent the Company specifically incorporates this Report by reference therein.

      The Audit Committee was formed in October 2003, but it held no meetings in 2003 while the Company was still a subsidiary of BankAtlantic Bancorp. As of April 1, 2004, the Audit Committee had met three times in 2004.

      Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with the Audit Committee their independence and any other matters they are required to discuss with the Audit Committee or that they believe should be raised with it. The Audit Committee oversees these processes, although it must rely on information provided to it and on the representations made by management and by the independent auditors.

      The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2003 with management and PricewaterhouseCoopers, LLP ("PWC"), the Company's independent auditors.

      The Audit Committee also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with PWC its independence from the Company. When considering PWC's independence, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to PWC for audit and non-audit services.

      Based on these reviews and meetings, discussions and reports, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

      Submitted by the Members of the Audit Committee:

      Joel Levy, Chairman
      Darwin Dornbush
      William Nicholson
      S. Lawrence Kahn, III

      FEES TO INDEPENDENT AUDITORS FOR FISCAL 2003 AND 2002

      The following table presents fees for professional services rendered by PWC for the audit of the Company's annual consolidated financial statements for fiscal 2003 and 2002 and fees billed for audit-related services, tax services and all other services rendered by PWC for fiscal 2003 and 2002.

                                           FISCAL 2003      FISCAL 2002
                                           -----------      -----------
                                                 (IN THOUSANDS)
                                                 --------------

              (1) Audit fees                   180              134
              (2) Audit-related fees(a)         43               45
              (3) Tax fees (b)                  43               --
              (4) All other fees                --               --

      (a) Principally in 2003 and 2002, work related to the preparation of audited financial statements of certain of the Company's subsidiaries.

      (b) Principally in 2003, work related to the preparation, filing and completion of a private letter ruling request in connection with the spin-off of the Company from BankAtlantic Bancorp.

      All audit-related services, tax services and other services were pre-approved prior to the spin-off of the Company from BankAtlantic Bancorp by the Audit Committee of BankAtlantic Bancorp, which concluded that the provision of such services by PWC was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. Under its charter, the Audit Committee must review and pre-approve both audit and permitted non-audit services provided by the independent auditors and shall not engage the independent auditors to perform any non-audit services prohibited by law or regulation. The independent auditor's retention to audit the Company's financial statements, including the associated fee, will be approved by the Audit Committee before the filing of the preceding year's annual report on Form 10-K. Under its current practices, the Audit Committee does not regularly evaluate potential engagements of the independent auditor and approve or reject such potential engagements. At each Audit Committee meeting, the Audit Committee receives updates on the services actually provided by the independent auditor, and management may present additional services for pre-approval. The Audit Committee may delegate to a member of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between regular Audit Committee meetings. If the member so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting.

      The Audit Committee has determined that the provision of the services, other than audit services described above, are compatible with maintaining the principal independent auditor's independence.

      2) PROPOSAL TO APPROVE THE COMPANY'S 2003 STOCK INCENTIVE PLAN

      In 2003, our Board of Directors adopted, with the approval of our then-sole shareholder, BankAtlantic Bancorp, the Levitt Corporation 2003 Stock Incentive Plan. A summary of the 2003 Stock Incentive Plan follows but is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement in Appendix C and is incorporated by reference into this proposal.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE LEVITT CORPORATION 2003 STOCK INCENTIVE PLAN.

      PURPOSE OF THE STOCK INCENTIVE PLAN

      The purpose of the plan is to attract and retain the best available personnel for positions of substantial responsibility at the Company, to provide additional incentive to the employees of the Company and its subsidiaries as well as other individuals who perform services for the Company and its subsidiaries, and to promote the success and profitability of the Company's business.

      DESCRIPTION OF THE STOCK INCENTIVE PLAN

      Administration

      The plan will be administered by a committee consisting of not less than two members of the Board of Directors. The administrative committee has broad discretionary powers. The Board of Directors may exercise any power or discretion conferred on the administrative committee. Initially, the plan will be administered by a committee consisting of the members of the Compensation Committee of our Board of Directors.

      Stock Subject to the Stock Incentive Plan

      A maximum of 1,500,000 shares of Class A Stock may be issued for restricted stock awards and upon the exercise of options granted under the plan. Any shares subject to stock awards or option grants under the plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, shall be available for further grant under the plan. As of April 1, 2004, the aggregate fair market value of the shares to be reserved under this plan was $36,750,000, based on the closing sales price per share of Class A Stock of $24.50 on the New York Stock Exchange on March 31, 2004. We will at all times reserve and keep available such number of shares as may be required to meet the needs of the plan.

      Eligibility

      The administrative committee will select the people who will receive stock option grants and restricted stock awards under the plan. Any employee or director of the Company or of any of the Company's subsidiaries or parent, and any independent contractor or agent of the Company, may be selected to receive restricted stock awards and stock option grants. As of April 1, 2004, approximately 400 individuals were eligible to be selected to receive restricted stock awards and stock option grants.

      Restricted Stock Awards

      The administrative committee may, in its discretion, grant awards of restricted stock to eligible individuals and eligible directors, up to a maximum of 1,500,000 shares of the Class A Stock. The administrative committee will determine at the time of the grant whether the award is a performance-based restricted stock award, the number of shares of Class A Stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. The administrative committee may not grant restricted stock awards for more than 500,000 shares in any one calendar year to any person who is a "covered employee" under section 162(m) of the Internal Revenue Code ("Code") or to all such persons in the aggregate.

      As a general rule, shares of our Class A Stock that are subject to a restricted stock award will be held by the administrative committee for the benefit of the award recipient until vested and, when vested, are transferred to the award recipient. Unless the administrative committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the administrative committee will exercise any voting or tender rights in its discretion and hold and accumulate any dividends or distributions for distribution at the same time and terms as the underlying shares. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions or the immediate distribution of dividends paid on the underlying shares.

      Vesting

      All restricted stock awards will be subject to a vesting schedule specified by the administrative committee when the award is made. If the administrative committee does not specify a vesting schedule, the award will vest on the first anniversary of the grant date. In the event of death or termination due to disability before the vesting date, unvested awards that would have vested within six months after death or termination for disability will be deemed vested. All other awards that are unvested at termination of employment will be forfeited, with the award recipient receiving a refund equal to the lesser of the fair market value of the unvested shares at termination of employment or the amount (if any) paid when the award was made.

      Performance-Based Restricted Stock Awards

      At the time of grant, the administrative committee may designate a restricted stock award as a performance-based restricted stock award. If it does so, it shall establish, in addition to or in lieu of service-based vesting requirements, one or more performance goals, which must be attained as a condition of retention of the shares. The performance goal(s) shall be based on one or more of the following:

            o     earnings per share,

            o     net income,

            o     return on average equity,

            o     return on average assets,

            o     core earnings,

            o     stock price,

            o strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, revenue targets or business development goals, and

            o except in the case of a "covered employee" under section 162(m) of the Code, any other performance criteria established by the administrative committee.

      Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the administrative committee, include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units) and/or the past or current performance of other companies. Attainment of the performance goals will be measured over a performance measurement period specified by the administrative committee when the award is made. At least 75% of any performance measurement period will occur after the performance goal(s) are established.

      The administrative committee will determine in its discretion whether the award recipient has attained the goals. If they have been attained, the administrative committee will certify that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant awards will be forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award will be distributed (or any vesting-related legend removed from any stock certificates previously delivered to the award recipient). No performance-based restricted stock awards will be granted after the fifth anniversary of the plan's effective date unless the list of permissible performance goals is re-approved by the shareholders.

      Terms and Conditions of Stock Option Grants

      The administrative committee will set the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

            o It may not grant options to purchase more than 500,000 shares in the aggregate to individuals who are "covered employees" under section 162(m) of the Code. In addition, it may not grant options to purchase more than 150,000 shares to any individual during any calendar year.

            o It may not grant a stock option with a purchase price that is less than the fair market value of a share of Class A Stock on the date it grants the stock option.

            o It may not grant a stock option with a term that is longer than 10 years.

      The administrative committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Code and the plan. Unless otherwise designated by the administrative committee, options granted will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder's termination of employment due to disability, one year after termination of employment due to death, or immediately upon termination for any other reason). The exercise period may be further extended for limited periods in the administrative committee's discretion.

      Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, Class A Stock already owned by the option holder, or in such other consideration as the administrative committee authorizes. Options may be transferred prior to exercise only to certain family members, trusts or other entities owned by the option holder and/or such family members, charitable organizations and on death of the option holder.

      Mergers and Reorganizations

      The number of shares available under the plan, the maximum limits on option grants and restricted stock awards to persons or groups of persons individually and in the aggregate, any outstanding awards and the number of shares subject to outstanding options may be adjusted, at the administrative committee's discretion, to reflect any merger, consolidation or business reorganization in which we are the surviving entity, and to reflect any stock split, stock dividend, spin-off or other event where the administrative committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient's rights. If a merger, consolidation or other business reorganization occurs and we are not the surviving entity, any outstanding options, at the discretion of the administrative committee or the Board, may be canceled and payment made to the option holder in an amount equal to the value of the canceled options or modified to provide for alternative, nearly equivalent securities. Any outstanding restricted stock award shall be adjusted by allocating to the award recipient any money, stock, securities or other property received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the restricted stock award that applied to the shares for which it has been exchanged.

      Termination or Amendment

      Our Board of Directors has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the administrative committee; however, no amendment or termination may affect any option or restricted stock award granted prior to the amendment or termination without the recipient's consent, unless the administrative committee finds that such amendment or termination is in the best interests of the award recipients or our shareholders.

      Our Board of Directors has the authority to amend or revise the plan in whole or part at any time. As a New York Stock Exchange listed company, we are required to seek shareholder approval for amendments to the plan that are deemed material under the New York Stock Exchange listing rules. No material amendments affecting the terms of stock options or performance-based restricted stock awards may be made without shareholder approval.

      Term of Plan

      This plan will continue in effect for ten years from the date of adoption by our Board of Directors unless terminated sooner. No performance-based restricted stock awards will be granted after the fifth anniversary of the plan's effective date unless the list of permissible performance goals is re-approved by the shareholders.

      Federal Income Tax Consequences

      The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of restricted stock awards or stock option grants that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under
Section 401(a) of the Code.

      RESTRICTED STOCK AWARDS. The stock awards under the plan do not result in federal income tax consequences to either us or the award recipient. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. We will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. We will generally be allowed to claim a deduction for compensation expense for this amount as well.

      In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.

      STOCK OPTIONS. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment (one year for termination due to death or disability), the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

      Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option.

      When a non-qualified stock option is exercised, we may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, we will not be allowed to claim a deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised.

      DEDUCTION LIMITS. The Code places an annual limit of $1 million each on the tax deduction which we may claim in any fiscal year for the compensation of our chief executive officer and any other executive officers named in the summary compensation table included in our annual proxy statement. There is an exception to this limit for "qualified performance-based compensation." We have designed this plan with the intention that the stock options and performance-based restricted stock awards that we grant after obtaining shareholder approval will constitute qualified performance-based compensation. As a result, we do not believe that the $1 million limit will impair our ability to claim federal income tax deductions for compensation attributable to future performance-based restricted stock awards and stock options granted under the plan. The $1 million limit would apply to (i) future restricted stock awards, if any, made to covered employees that are not designated as performance-based restricted stock awards and (ii) to all stock options and all restricted stock grants outstanding under the plan on the date of this proxy statement.

      The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

      WHY WE ARE ASKING FOR SHAREHOLDERS' APPROVAL

      Section 162(m) of the Code places a $1 million annual limit on a public company's federal income tax deduction for compensation paid to its chief executive officer and other executive officers named in the summary compensation table included in its annual proxy statement. The limit does not apply to shareholder-approved "qualified performance-based compensation." While BankAtlantic Bancorp approved the 2003 Stock Incentive Plan prior to the spin-off, Section 162(m) of the Code requires approval of additional grants under the plan at the first meeting of shareholders following the calendar year in which a corporation becomes publicly held. The value of the stock awards and stock options granted under the plan will vary with changes in our stock price that occur after the grant date and cannot be predicted with certainty. We are asking our shareholders to approve the plan so that we may preserve our ability to claim federal income tax deductions relating to future performance-based restricted stock awards and stock options granted under the plan.

      Approval of the plan requires the affirmative vote of a majority of the votes cast on this proposal. If for any reason we do not receive the necessary approval, no further restricted stock awards or stock options will be granted, but grants outstanding on the date of this proxy statement will be honored.

      IF WE DO NOT RECEIVE SHAREHOLDER APPROVAL, WE WILL NOT MAKE FURTHER GRANTS UNDER THE 2003 STOCK INCENTIVE PLAN

      3) PROPOSAL TO APPROVE THE COMPANY'S 2004 PERFORMANCE-BASED ANNUAL INCENTIVE PLAN

      In March 2004, our Compensation Committee of the Board of Directors adopted the Levitt Corporation 2004 Performance-Based Annual Incentive Plan. We have provided below a summary of the plan and our reasons for seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement in Appendix D and is incorporated by reference into this proposal.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE LEVITT CORPORATION 2004 PERFORMANCE-BASED ANNUAL INCENTIVE PLAN.

      PURPOSE OF THE PLAN

      The purpose of the plan is to advance the interests of the Company and its shareholders by providing certain of the Company's key executives with annual incentive compensation which is tied to the achievement of pre-established and objective performance goals, to attract and retain the best available personnel for positions of substantial responsibility at the Company and to promote the success and profitability of the Company's business. The plan is intended to ensure that the annual incentive compensation paid to key executives under the plan is not subject to the deduction limitations under Section 162(m) of the Code.

      DESCRIPTION OF THE PLAN

      Administration. The plan will be administered by the Compensation Committee of the Board of Directors or such other committee as may be appointed by the Board of Directors to administer the plan. The administrative committee shall in any event be comprised of two (2) or more members of the Board of Directors who shall each qualify as "outside directors" under Section 162(m) of the Code.

      Term. The plan became effective on March 26, 2004, subject to shareholder approval, and if approved by shareholders, will continue until March 26, 2014, unless amended or terminated.

      Eligibility. Participation in the plan is limited to executives who are "covered employees" under Section 162(m) of the Code and who have been selected by the administrative committee as participants in the Plan.

      Performance Criteria. The administrative committee will establish for each participant selected to participate in the plan an objective performance goal or goals based on one or more of the following performance criteria:

            o     earnings per share,

            o     net income,

            o     return on average equity,

            o     return on average assets,

            o     return on capital,

            o     core earnings,

            o     stock price,

            o strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, revenue targets or business development goals, or

            o     any combination of the foregoing.

Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the administrative committee, include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units) and/or the past or current performance of other companies.

      Attainment of the performance goals will be measured over a performance measurement period of one fiscal year, or a longer period, as determined by the administrative committee. The administrative committee will establish the performance goal no later than 90 days after the commencement of a performance measurement period.

      The maximum amount of a participant's performance award under the plan shall be set by the administrative committee on or before the grant of the award but shall in no event exceed Two Million Dollars ($2,000,000). The actual amount of a participant's performance award may be reduced or eliminated by the administrative committee in its sole discretion. The administrative committee in its sole discretion shall determine whether or not to pay all or part of a performance award in the case of the death or disability of a participant during a performance period.

      Determination of Award. Payment of any performance award to a participant for any performance period shall be made in cash after written certification by the administrative committee that the performance goal for the performance period was achieved, and any other material terms of the performance award were satisfied.

      Amendment and Termination. Subject to applicable laws and regulations, the administrative committee or the Board of Directors may amend or terminate the plan from time to time in such respects as the administrative committee or the Board of Directors may deem advisable, without the approval of the Company's shareholders. However, no amendment or termination or modification of the plan may impair the rights of a participant to any performance award already granted with respect to any performance period.

      Plan Benefits. The Committee has established performance goals and target awards under the plan for fiscal year 2004 for John E. Abdo, the Company's President. The actual award, if any, to be paid to Mr. Abdo under the plan cannot be determined at this time since the award is dependent on the Company's financial performance for fiscal year 2004.

      WHY WE ARE ASKING FOR SHAREHOLDERS' APPROVAL

      Section 162(m) of the Code places a $1 million annual limit on a public company's federal income tax deduction for compensation paid to its chief executive officer and other executive officers named in the summary compensation table included in its annual proxy statement. The limit does not apply to shareholder-approved "qualified performance-based compensation." We are asking our shareholders to approve the plan so that we may preserve our ability to claim federal income tax deductions relating to future performance-based cash bonuses paid to these executive officers. Approval of the plan requires the affirmative vote of a majority of the votes cast on this proposal

      IF WE DO NOT RECEIVE SHAREHOLDER APPROVAL, WE WILL NOT GRANT ANY AWARDS UNDER THE PLAN AND ANY OUTSTANDING AWARDS WILL BE FORFEITED.

                                NEW PLAN BENEFITS
               LEVITT CORPORATION STOCK AND INCENTIVE BONUS PLANS

      The benefits that the Company's executive officers, directors and employees will receive under the 2003 Stock Incentive Plan and the 2004 Performance-Based Annual Incentive Plan are not determinable because the benefits to be awarded under each of these plans will depend on the discretion of the administrative committee and the fair market value of the Class A Stock at various future dates. Set forth below is certain information concerning the grant of awards during the first quarter of 2004 under the 2003 Stock Incentive Plan and the 2004 Performance-Based Annual Incentive Plan to certain individuals and groups of individuals.

                                      2003 STOCK INCENTIVE PLAN
                                      -------------------------  2004 PERFORMANCE-BASED
                                            OPTION GRANTS        ANNUAL INCENTIVE PLAN
      ---------------------------------------------------------  ----------------------
          NAME/POSITION                   #         $ VALUE (1)         $ VALUE
      ---------------------------------------------------------  ----------------------
      Alan B. Levan,                    60,000
         Chairman and Chief
         Executive Officer
      John E. Abdo,                     90,000                        $ 713,250(2)
         Vice Chairman and
         President
      Glen R. Gilbert, Executive        45,000
         Vice President, Chief
         Financial Officer
         and Secretary
      Seth M. Wise,                     30,000
         Executive Vice President
         and President Levitt
         Commercial
      James Blosser                      7,500
         Director
      Darwin Dornbush                    7,500
         Director
      Joel Levy                          7,500
         Director
      S. Lawrence Kahn, III              7,500
         Director
      William Nicholson                  7,500
         Director
      William Scherer                    7,500
         Director
      All Current Executive            225,000                        $ 713,250(2)
      Officers as a Group
      All Current Directors             45,000
      (excluding executive
      officers)
      As a group
      All Non-Executive Employees      404,250
      as a Group

(1) All options were granted with an exercise price equal to the market value on the date of grant of the Class A Stock issuable upon exercise of the option. The value of an option grant based on stock price appreciation is not ascertainable.

(2) The performance award granted to Mr. Abdo under the 2004 Performance-Based Annual Incentive is dependent on the Company's financial performance during the fiscal year ending December 31, 2004. While the actual amount of the award is not determinable at this time, the maximum amount of the award is $713,250.

                      EQUITY COMPENSATION PLAN INFORMATION

      Set forth below is certain information, as of April 1, 2004, concerning our equity compensation plans for which we have previously obtained shareholder approval and those equity compensation plans for which we have not previously obtained shareholder approval:

                               NUMBER OF                                        NUMBER OF
                         SECURITIES TO BE ISSUED      WEIGHTED AVERAGE         SECURITIES
                            UPON EXERCISE OF          EXERCISE PRICE OF         REMAINING
                           OUTSTANDING PTIONS,       OUTSTANDING OPTIONS,     AVAILABLE FOR
    PLAN CATEGORY          WARRANTS OR RIGHTS        WARRANTS AND RIGHTS     FUTURE ISSUANCE
    -------------          ------------------        -------------------     ---------------
                                   (A)                        (B)                  (C)
Equity compensation
plans approved by
security holders                  674,250                    $20.15              825,750
Equity compensation
plans not approved by
security holders                       --                        --                   --
    TOTAL                         674,250                                        825,750

      OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those referred to in the accompanying Notice of Meeting that may be brought before the Annual Meeting.

      INDEPENDENT PUBLIC ACCOUNTANTS

      PricewaterhouseCoopers LLP ("PWC") served as the Company's independent public accountants for each of the years ended December 31, 2003 and 2002. A representative of PWC is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions from shareholders.

                             ADDITIONAL INFORMATION

      "Householding" of Proxy Material. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or our transfer agent, American Stock Transfer & Trust Company ("AST"), that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. However, the Company will deliver promptly upon written or oral request a separate copy of this proxy statement to a shareholder at a shared address to which a single proxy statement was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple proxy statements and would like to request delivery of a single proxy statement, please notify your broker if your shares are held in a brokerage account or AST if you hold registered shares. You can notify AST by calling 800-937-5449 or by sending a written request to American Stock Transfer & Trust Company, 59 Maiden Lane -- Plaza Level, New York, NY 10038, attention Karen A. Lazar, Vice President.

      ADVANCE NOTICE PROCEDURES

      UNDER OUR BY-LAWS, NO BUSINESS MAY BE BROUGHT BEFORE AN ANNUAL MEETING UNLESS IT IS SPECIFIED IN THE NOTICE OF THE ANNUAL MEETING OR IS OTHERWISE BROUGHT BEFORE THE ANNUAL MEETING BY OR AT THE DIRECTION OF THE BOARD OF DIRECTORS OR BY A SHAREHOLDER ENTITLED TO VOTE WHO HAS DELIVERED WRITTEN NOTICE TO THE COMPANY'S SECRETARY (CONTAINING CERTAIN INFORMATION SPECIFIED IN THE BY-LAWS ABOUT THE SHAREHOLDER AND THE PROPOSED ACTION) NOT LESS THAN 90 OR MORE THAN 120 DAYS PRIOR TO THE FIRST ANNIVERSARY OF THE PRECEDING YEAR'S ANNUAL MEETING--THAT IS, WITH RESPECT TO THE ANNUAL MEETING OF SHAREHOLDERS IN 2005, BETWEEN JANUARY 11, 2005 AND FEBRUARY 10, 2005. IN ADDITION, ANY SHAREHOLDER WHO WISHES TO SUBMIT A NOMINATION TO THE BOARD OF DIRECTORS MUST DELIVER WRITTEN NOTICE OF THE NOMINATION WITHIN THIS TIME PERIOD AND COMPLY WITH THE INFORMATION REQUIREMENTS IN THE BY-LAWS RELATING TO SHAREHOLDER NOMINATIONS. THESE REQUIREMENTS ARE SEPARATE FROM AND IN ADDITION TO THE SEC'S REQUIREMENTS THAT A SHAREHOLDER MUST MEET IN ORDER TO HAVE A SHAREHOLDER PROPOSAL INCLUDED IN THE COMPANY'S PROXY STATEMENT.

      Shareholder Proposals for the 2005 Annual Meeting. Shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2005 may do so by following the procedures prescribed in SEC Rule l4a-8. To be eligible for inclusion, shareholder proposals must be received by the Company's Secretary no later than December 16, 2004 at the Company's main offices, 1750 East Sunrise Boulevard, Fort Lauderdale, Florida 33304. If such proposal or proposals are in compliance with applicable rules and regulations, they will be included in the Company's proxy statement and form of proxy for that meeting.

      Proxy Solicitation Costs. The enclosed Proxy Statement is solicited on behalf of the Company's Board of Directors. The Company will bear the expense of soliciting proxies and of reimbursing brokers, banks and nominees for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company does not currently intend to solicit proxies other than by use of the mail, but certain directors, officers and regular employees of the Company, without additional compensation, may solicit proxies personally or by telephone, fax, special letter or otherwise.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Alan B. Levan

Alan B. Levan
Chairman

April 15, 2004

                                   APPENDIX A

                                 AUDIT COMMITTEE
                                     CHARTER
                            Adopted February 23, 2004

      ORGANIZATION

      There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be comprised of not less than three members of the Board of Directors. The members of the Audit Committee shall be elected by the Board of Directors and shall serve until their successors shall be duly elected and qualified or until such member's earlier resignation or removal. The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board of Directors. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

      All Audit Committee members shall be free from any material relationship with the Company, as determined by the Board of Directors in its business judgment. Each member of the Audit Committee shall, in the judgment of the Board of Directors, be "independent," as defined by all applicable laws, rules and regulations, and members of the Audit Committee shall not, directly or indirectly, accept any consulting, advisory, or other compensatory fee from the Company.

      Each member of the Audit Committee shall be "financially literate," as such qualification is interpreted by the Board of Directors in its business judgment, or shall become "financially literate" within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall be a "financial expert" based on the criteria established by the Securities and Exchange Commission (the "SEC") and other relevant rules and regulations as determined by the Board of Directors in its business judgment. No member of the Audit Committee shall serve on the Audit Committees of more than three public companies unless the Board of Directors determines, in its business judgment, that such simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee.

      STATEMENT OF POLICY

      The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibilities for the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, performance and independence of the Company's independent auditor, and the performance of the Company's internal audit function and independent auditors. In so doing, it will be the responsibility of the Audit Committee to facilitate free and open communication between the Audit Committee, the independent auditors, the internal auditors, and management of the Company. The Audit Committee will also prepare a report to be included in the Company's annual proxy statement, as required by SEC regulations, and will report regularly to the Board of Directors of the Company on its activities and discussions.

      In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention within its scope of responsibility with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent legal, accounting and other advisors as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisors that the Audit Committee may choose to engage. The decision to engage or to terminate any advisors to the Audit Committee and all decisions regarding the fee arrangements for any such advisors shall be made solely by the Audit Committee.

      MEETINGS

      The Audit Committee shall meet at least four times per year, or more frequently as circumstances may require. If the Audit Committee deems it advisable, its meetings may include an executive session of the Audit Committee absent members of management and on such terms and conditions as the Audit Committee may elect. As part of its role to foster open communication, the Audit Committee should meet periodically with management, the person or persons responsible for the Company's internal audit function and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee should meet at least quarterly with the independent auditors and management to discuss the audited annual financial statements or quarterly financial statements, as applicable, including the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

      RESPONSIBILITIES

      The primary responsibility of the Audit Committee is to oversee the Company's reporting processes on behalf of the Board of Directors and the shareholders and to report the results of its activities to the Board of Directors. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The Board of Directors recognizes that the Audit Committee's functions are not intended to duplicate or certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" within the meaning of applicable rules and regulations.

      In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible to enable the Audit Committee to react to changing conditions and circumstances. The processes set forth below are intended to serve as a guide with the understanding that the Audit Committee may supplement them as appropriate.

      o The Audit Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), setting of compensation, and oversight of the work of the independent auditors. The independent auditors shall report directly to the Audit Committee and the Audit Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise, including resolution of disagreements between management and the auditor regarding financial reporting.

      o The Audit Committee shall meet at least annually with the internal auditors and the independent auditors and financial management of the Company to review the scope of their proposed audits for the current year and the proposed audit procedures to be utilized, including the adequacy of staffing and compensation and shall review with management and the independent auditors the results of the audit, including any comments or recommendations they may have.

      o At least annually the Audit Committee shall evaluate the independent auditor's qualifications and performance, which review shall include a review of the lead partner assigned by the independent auditor to the Company. In making its evaluation, the Audit Committee shall take into consideration the opinions of management as well as the person or persons responsible for the Company's internal audit function.

      o The Audit Committee shall review and pre-approve both audit and permitted non-audit services provided by the independent auditors and shall not engage the independent auditors to perform any non-audit services prohibited by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee shall inform the Board of its approval of any permitted non-audit services so that the Company may disclose such approval if such disclosure shall be required by any applicable laws, rules or regulations.

      o The Audit Committee shall consider whether the auditor's performance of permissible non-audit services is compatible with the auditor's independence and shall also request from the independent auditors annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independent Standards Board Standard Number 1. The Audit Committee shall review and discuss with the independent auditors any such disclosed relationships and their impact on the independent auditor's independence. The Audit Committee shall ensure the rotation of the lead audit partner assigned to the Company by the independent auditor at least every five years and confirm that the lead audit partner or the audit partner responsible for reviewing the audit has not performed audit services for the Company in any of the Company's last five fiscal years.

      o The Audit Committee shall hold timely discussions with the independent auditors regarding material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences.

      o The Audit Committee shall obtain and review at least annually a report by the outside auditor describing the independent auditor's internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review or by any governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the independent auditor and any steps taken to deal with any such issues.

      o The Audit Committee shall review and advise the Board on the selection, performance, compensation and removal of the person or persons responsible for the Company's internal audit function. The Audit Committee shall review activities, organizational structure, and qualifications of the internal audit department. The Audit Committee shall periodically, but at least quarterly, review with the person or persons responsible for the Company's internal audit function any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the department's work.

      o The Audit Committee shall review and discuss with management and the independent auditors the audited annual financial statements and quarterly financial statements of the Company to be included in the Company's Annual Report on Form 10-K or Quarterly Reports on Form 10-Q, as applicable, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the results of the independent auditors' reviews of the interim financial statements, and all internal controls reports (or summaries thereof). The Audit Committee shall also review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditors (or summaries thereof). The Audit Committee shall discuss with management and the independent auditors the quality, not just acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the Company's financial statements, and shall review and consider with the independent auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

      o The Audit Committee shall review disclosures made by the CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

      o The Audit Committee shall discuss the Company's earnings press releases, as well as financial information and any earnings guidance provided to analysts and rating agencies; provided that any such discussions may be general in nature, need not take place in advance of the public dissemination of each earnings release and need not address each instance in which the Company may provide earnings guidance.

      o The Audit Committee shall discuss with management and the independent auditors the accounting policies that may be viewed as critical. The Audit Committee shall review and discuss any significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports as well as all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor. The Audit Committee shall confer with management and the independent auditor on all significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative methods under generally acceptable accounting principles on the financial statements.

      o The Audit Committee shall discuss with management and the independent auditors the integrity of the Company's financial reporting processes (both internal and external) and the quality and adequacy of the Company's internal controls and disclosure controls.

      o The Audit Committee shall review management's assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on and attestation of management's assessment. The Audit Committee shall review all material issues raised by management's internal controls review.

      o The Audit Committee shall provide sufficient opportunity for the independent auditors to meet with the Audit Committee outside the presence of management, and to discuss the independent auditors' evaluation of the Company's financial and accounting personnel and the cooperation that the independent auditors received during the course of the audit as well as any audit problems or difficulties and management's response.

      o The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      o The Audit Committee shall review the findings of any examination by regulatory agencies or the Securities and Exchange Commission, as well as any response by management to regulatory agency examinations or reviews.

      o The Audit Committee shall review the Company's Code of Ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

      o The Audit Committee shall discuss the Company's policies with respect to risk assessment and risk management.

      o The Audit Committee shall set clear hiring policies for employees or former employees of the independent auditor in compliance with applicable laws, rules and regulations.

      o The Audit Committee shall perform a self-evaluation of its performance at least annually to determine whether it is functioning effectively.

      o The Audit Committee shall review and reassess this Charter periodically, but at least annually, and recommend to the Board any amendments that the Audit Committee may deem necessary or advisable.

      DISCLOSURE OF CHARTER

      This Charter will be made available on the Company's website and otherwise as may be required by applicable law, rule or regulation.

                                   APPENDIX B

                       CODE OF BUSINESS CONDUCT AND ETHICS
                  FOR THE DIRECTORS, OFFICERS AND EMPLOYEES OF
                               LEVITT CORPORATION

            (adopted by the Board of Directors on February 23, 2004)

INTRODUCTION

The Company expects its representatives to act in accordance with the highest standards of personal and professional integrity in all aspects of their activities. Failing to do so puts the Company's name, reputation for integrity and business at risk. While the Company strives to achieve market leadership and business success, achieving those results through unethical business practices will not be tolerated. This Code of Business Conduct and Ethics reinforces the Company's commitment to the highest legal and ethical standards. This Code covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets forth the basic principles to guide the Company's directors, officers and employees. Additionally, the Company's officers and other employees remain subject to the Company's other policies including any set forth in the Company's Employee Handbook.

Nothing herein shall be deemed to constitute a waiver by the Company of any fiduciary or good faith duty owed by any director, officer or employee of the Company under applicable law, rules or regulations. Also, if a law, rule or regulation conflicts with a policy in this Code, the directors, officers and employees must comply with the law, rule or regulation. (Certain capitalized terms used herein are defined in Section 11 below.)

1.    Compliance with Laws, Rules and Regulations (Including Insider Trading
      Laws)

      Compliance with the laws, rules and regulations applicable to the Company is the foundation on which the Company's ethical standards are built. The Company's directors, officers and employees are expected to adhere to all such laws, rules and regulations, including insider trading laws.

2.    Disclosure Obligations

      (a) All officers and employees who are involved in the Company's securities and regulatory disclosure processes must maintain familiarity with the disclosure requirements applicable to the Company under applicable federal and state laws, rules and regulations.

      (b) All directors, officers and employees must cooperate fully with the people responsible for preparing reports filed by the Company with the Securities and Exchange Commission ("SEC") and regulatory authorities and all other materials that are made available to the public to make sure those people are aware in a timely manner of all information that might have to be disclosed in those reports or other materials or that might affect the way in which information is disclosed in such reports or materials.

      (c) All directors, officers and employees shall strive to provide full, accurate, timely and understandable disclosure in the reports filed by the Company with the SEC.

3.    Conflicts of Interest

      (a) Directors, officers and employees should avoid conflicts of interest or the appearance of conflicts of interest with the Company.

            (i) A "conflict of interest" exists when an individual's private interest interferes, or even appears to interfere in any way with the Company's interest. Conflict situations include, but are not limited to, situations:

                  (1) When a director, officer or employee, or a member of his or her family, will benefit personally from something the director, officer or employee does or fails to do that is not in the Company's best interests,

                  (2) When a director, officer or employee takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively, and

                  (3) When a director, officer or employee, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company.

      (b) If a conflict of interest arises, a director or officer must promptly report the conflict of interest to the Company's board of directors ("Board"), and an employee other than a director or officer must promptly report the conflict of interest to such employee's supervisor (or, if reporting to the supervisor would be inappropriate, then to the general counsel of the Company). In each instance the director, officer or employee will work with the individual or individuals to whom a conflict of interest is reported to devise an arrangement by which (i) that individual or those individuals (or their designee) will monitor the situation which creates, or gives the appearance of creating, a conflict of interest, (ii) the director, officer or employee who has a conflict will, to the fullest extent possible, be kept out of any decisions that might be affected by the conflict of interest, (iii) arrangements will be made to ensure that the director, officer or employee will not profit personally from the situation that causes the conflict of interest, and (iv) every reasonable effort will be made to eliminate the conflict of interest as promptly as possible.

4.    Corporate Opportunities

      (a)   No director, officer or employee will:

            (i) Unless, after full disclosure to the Audit Committee, the Company has expressly decided not to attempt to take advantage of an opportunity, take for himself or herself personally any Corporate Opportunity discovered through the use of Company property, information or position;

            (ii) use Company property, information or position for personal gain; or

            (iii) compete with the Company generally or with regard to specific transactions or opportunities.

      (b) Directors, officers and employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

5.    Excluded Transactions

      (a) The Company seeks non-employee directors who will provide business experience and judgment valuable to the Company and its stockholders. Such directors may include individuals who have substantial real estate development experience, are engaged in multiple business activities, and who would not be expected to devote all of their time and attention to the Company's affairs and business. Thus, a rigid requirement that directors who are not officers of the Company ("non-employee directors") offer to the Company any real estate acquisition opportunity presented to them or of which they may be aware is inappropriate. Accordingly, under this Code non-employee directors will have no obligation to offer a real estate acquisition opportunity to the Company simply because the opportunity may be useful to the Company's business.

      (b) Subject to the provisions set forth below, the participation of a non-employee director, directly or indirectly through an Affiliate, in an Excluded Transaction shall not, under this Code, constitute
            (1) a Corporate Opportunity, (2) a conflict of interest or potential conflict of interest between such director and the Company, or (3) competition with the Company.

      (c) If a non-employee director has manifested interest in participating in an Excluded Transaction and, thereafter, the Company manifests an interest in itself pursuing the Real Estate Acquisition that is the subject of the Excluded Transaction, the non-employee director shall
            (1) disclose to the Board his or her interest in participating in such

            Excluded Transaction, (2) recuse himself or herself from any Board deliberation or other Company action in respect thereof, and (3) not review or otherwise accept access to any Company documents or other information in respect thereof.

6.    Fair Dealing

      (a) Each employee, officer and director will at all times deal fairly with the Company's customers, suppliers, competitors and employees. While employees, officers and directors are expected to work diligently to advance the interests of the Company, they are expected to do so in a manner that is consistent with the highest standards of integrity and ethical dealing.

      (b) No employee, officer or director is to take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of facts or any other unfair-dealing practice.

7.    Confidentiality

      (a) Directors, officers and employees must maintain the confidentiality of all information entrusted to them by the Company or its customers that is treated by them as confidential or is considered confidential under applicable law (such as the Health Insurance Portability and Accountability Act), except when disclosure is authorized by the Company or legally mandated.

            o Confidential information includes all information that may be of use to the Company's competitors, or that could be harmful to the Company or its customers, if disclosed. Confidential information also includes all non-public personal information.

      (b) Directors, officers and employees must comply with all confidentiality policies adopted by the Company from time to time, and with confidentiality provisions in agreements to which they or the Company are parties.

8.    Protection and Proper Use of Company Assets

      (a) Directors, officers and employees will in all practicable ways protect the Company's assets and ensure their efficient use.

      (b) Directors, officers and employees will use the Company's assets only for the Company's legitimate business purposes.

9.    Change in or Waiver of this Code

      (a) Any waiver of any provision of this Code must be approved by the Audit Committee, or if any of its members will be personally affected by the waiver, by a committee consisting entirely of independent directors (within the meaning of the New York Stock Exchange listing standards) who will not be personally affected by the waiver.

      (b) No waiver of any provision of this Code with regard to a director or executive officer will be effective until that waiver has been reported to the individual responsible for the preparation and filing with the SEC of the Company's reports on Form 8-K (or any successor to that form) or for disclosure on the Company's website in sufficient detail to enable that individual to prepare the appropriate disclosure with respect to the waiver.

      (c) Any change in or waiver of provisions of this Code will be promptly reported in filings with the SEC on Form 8-K or disclosed on the Company's website to the full extent required by the SEC's rules and by any applicable rules of any securities exchange or securities quotation system on which the Company's securities are listed or quoted.

10.   Compliance

      (a) In accepting a position with the Company, each officer, director and employee becomes accountable for adhering to this Code.

      (b) Directors, officers and employees must report promptly any violations of this Code (including any violations of the requirement of compliance with law). Failure to report a violation can lead to disciplinary action against the individual who failed to report the violation which may be as severe as the disciplinary action against the individual who committed the violation.

      (c) Possible violations of this Code by an employee other than an officer or director may be reported to the supervisor of the employee who commits the violation in accordance with the other procedures in the associate handbook and on the Company's HR website for reporting other matters. Possible violations of this Code by a director or an officer should be reported to the general counsel of the Company. If a person believes that in a particular situation it would not be appropriate to report a possible violation by a director or officer to the general counsel, or if the general counsel is not available, the person may report the possible violation to the CEO, the chairman of the Audit Committee or to any other officer or director to whom the person believes it would be appropriate to report the possible violation.

      Employees may also report possible violations concerning accounting or internal auditing practices anonymously through the Company's arrangement with Ethicspoint (or such other unaffiliated third party as may be designated by the Company on its website from time to time). Anonymous reports submitted through Ethicspoint will initially be reviewed by the Company's internal audit staff. You should return to the Ethicspoint web-site at least 48 hours after making your report to see Internal Audit's response to your report or any follow-up questions that they may have. After Internal Audit has gathered all relevant facts, the report will, if appropriate, be presented to the Chairman of the Audit Committee of the Company's Board of Directors. It is the Audit Committee's responsibility to review the facts and circumstances, and to determine any necessary action.

            Further information concerning the Company's arrangement with Ethicspoint may be found on the Company's link at the Ethicspoint website by clicking on "Finance" in the "Corporate Info" section and then clicking on the link titled "Confidential, anonymous procedures for reporting questionable accounting and auditing matters."

            Ethicspoint should not be used to report any matters other than concerns about accounting or internal auditing practice - Ethicspoint will not take any action or refer any complaint that addresses other issues. For such matters, you should follow the other procedures in this Code of Conduct and the procedures in the associate handbook and on the HR website.

      (d) The identity of the employee who reports a possible violation of this Code will be kept confidential, except to the extent the employee who reports the possible violation consents to be identified or the identification of that employee is required by law.

      (e) Possible violations may be reported orally or in writing and may be reported anonymously as described above.

      (f) The Company will not allow retaliation for reports of possible violations made in good faith.

      (g) The Board shall determine, or designate appropriate persons to determine, appropriate actions to be taken if this Code is violated. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to this Code and may include termination of employment or service as a director.

11.   Terms used in this Code

      (a) "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first named Person.

      (b) "Company" means Levitt Corporation and all of its direct and indirect subsidiaries.

      (c)   "Corporate Opportunity" means:

            (i) Any opportunity to engage in a business activity of which a director or senior officer of the Company becomes aware, either (1) in connection with the performance of functions as a director or senior officer of the Company, or under circumstances that should reasonably lead the director or senior officer to believe that the Person offering the opportunity expects it to be offered to the Company; or (2) through the use of corporate information or property, if the resulting opportunity is one that the director or senior officer should reasonably be expected to believe would be of interest to the Company; or

            (ii) Any opportunity to engage in a business activity of which a senior executive of the Company becomes aware and knows is closely related to a business in which the Company is engaged or expects to engage.

      (d) "Director, officer or employee of the Company" means a director or officer of Levitt Corporation or an employee of the Company or of any of its subsidiaries.

      (e)   "Excluded Transaction" means any Real Estate Acquisition:

            (i) of which the non-employee director did not become aware, either (1) in connection with the performance of functions as a director of the Company, or under circumstances that should reasonably lead the director to believe that the Person offering the opportunity expects it to be offered to the Company or (2) through the use of corporate information or property; or

            (ii) which either is rejected on the Company's behalf or approved for the non-employee director's participation by a majority of the Company's disinterested directors, after being fully informed of the material facts in respect thereof, including the non-employee director's interests therein.

      (f) "Person" means an individual, a partnership, a corporation, a limited liability company, an unlimited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any governmental authority.

      (g) "Real Estate Acquisition" means any acquisition, directly or through an Affiliate of the referenced Person, of improved or unimproved real estate, either directly or through the acquisition of equity or voting securities of a Person, the principal asset of which is such improved or unimproved real estate.


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

                                   APPENDIX C

                  LEVITT CORPORATION 2003 STOCK INCENTIVE PLAN

      1. PURPOSES. The purposes of this Levitt Corporation 2003 Stock Incentive Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries (as defined in Section 2 below) as well as other individuals who perform services for the Company and its Subsidiaries, and to promote the success and profitability of the Company's business. Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "non-qualified stock options," at the discretion of the Committee (as defined in Section 2 below) and as reflected in the terms of the Stock Option Agreement (as defined in Section 2 below).

      2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "Award Notice" shall mean, with respect to a particular Restricted Stock Award, a written instrument signed by the Company and the recipient of the Restricted Stock Award evidencing the Restricted Stock Award and establishing the terms and conditions thereof.

            (b) "Award Recipient" shall mean the recipient of a Restricted Stock Award.

            (c) "Beneficiary" shall mean the Person designated by an Award Recipient to receive any Shares subject to a Restricted Stock Award made to such Award Recipient that become distributable following the Award Recipient's death.

            (d) "Board of Directors" shall mean the Board of Directors of the Company.

            (e) "Class A Common Stock" shall mean the Class A common stock, par value $0.01 per share, of the Company.

            (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (g) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

            (h) "Company" shall mean Levitt Corporation, a Florida corporation, and its successors and assigns.

            (i) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board of Directors of the Company or the Committee. Continuous Status as an Employee shall not be deemed terminated or interrupted by a termination of employment followed immediately by service as a non-Employee director of the Company or one or more of its Subsidiaries until a subsequent termination of all service as either a non-Employee director or an Employee.

            (j) "Covered Employee" shall mean, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a "covered employee" (within the meaning of section 162(m) of the Code).

            (k) "Disability" shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

            (l) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" shall be determined by the Committee in its discretion; provided, however, that where there is a public market for the Class A Common Stock, the fair market value per Share shall be (i) if the Class A Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the closing price of such stock on such exchange or reporting system, as the case may be, on the relevant date, as reported in any newspaper of general circulation, or (ii) if the Class A Common Stock is quoted on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing bid and asked quotations for such stock on the relevant date, as reported by a generally recognized reporting service.

            (o) "Incentive Stock Option" shall mean a stock option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (p) "Nonqualified Stock Option" shall mean a stock option not intended to qualify as an Incentive Stock Option or a stock option that at the time of grant, or subsequent thereto, fails to satisfy the requirements of
Section 422 of the Code.

            (q) "Option" shall mean a stock option granted pursuant to the Plan.

            (r) "Optioned Stock" shall mean the Class A Common Stock subject to an Option.

            (s) "Optionee" shall mean the recipient of an Option.

            (t) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (u) "Performance-Based Restricted Stock Award" shall mean a Restricted Stock Award to which Section 8.3 is applicable.

            (v) "Performance Goal" shall mean, with respect to any Performance-Based Restricted Stock Award, the performance goal(s) established pursuant to Section 8.3(a), the attainment of which is a condition of vesting of the Performance-Based Restricted Stock Award.

            (w) "Performance Measurement Period" shall mean, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.

            (x) "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

            (y) "Restricted Stock Award" shall mean an award of Shares pursuant to Section 8.

            (z) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule.

            (aa) "Service" shall mean, unless the Committee provides otherwise in an Award Notice: (a) service in any capacity as a common-law employee, director, advisor or consultant to the Company or a Parent or Subsidiary; (b) service in any capacity as a common-law employee, director, advisor or consultant (including periods of contractual availability to perform services under a retainer arrangement) to an entity that was formerly a Parent or Subsidiary, to the extent that such service is an uninterrupted continuation of services being provided immediately prior to the date on which such entity ceased to be a Parent or Subsidiary; and (c) performance of the terms of any contractual non-compete agreement for the benefit of the Company or a Parent or Subsidiary.

            (bb) "Share" shall mean a share of the Class A Common Stock, as adjusted in accordance with Section 9 of the Plan.

            (cc) "Stock Option Agreement" shall mean the written option agreements described in Section 14 of the Plan.

            (dd) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

            (ee) "Transferee" shall mean a "transferee" of the Optionee as defined in Section 7.4 of the Plan.

      3. STOCK. Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be issued for Restricted Stock Awards and upon the exercise of Options under the Plan is 1,500,000 Shares. The maximum aggregate number of Shares which may be covered by Options granted to individuals who are Covered Employees shall be 500,000 Shares during any calendar year. The maximum aggregate number of Shares which may be issued as Restricted Stock Awards to individuals who are Covered Employees shall be 500,000 Shares during any calendar year. If an Option or Restricted Stock Award should expire or become un-exercisable for any reason without having been exercised or vested in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

      Subject to the provisions of Section 9 of the Plan, no person shall be granted Options under the Plan in any calendar year covering an aggregate of more than 150,000 Shares. If an Option should expire, become unexercisable for any reason without having been exercised in full, or be cancelled for any reason during the calendar year in which it was granted, the number of Shares covered by such Option shall nevertheless be treated as Options granted for purposes of the limitation in the preceding sentence.

      4. ADMINISTRATION.

            (a) PROCEDURE. The Plan shall be administered by a Committee appointed by the Board of Directors, which initially shall be the Compensation Committee of the Company. The Committee shall consist of not less than two (2) members of the Board of Directors. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors, at its discretion, may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time shall a Committee of less than two (2) members of the Board of Directors administer the Plan. If the Committee does not exist, or for any other reason determined by the Board of Directors, the Board may take any action and exercise any power, privilege or discretion under the Plan that would otherwise be the responsibility of the Committee.

            (b) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, to grant Nonqualified Stock Options or to grant Restricted Stock Awards; (ii) to determine, upon review of relevant information, the Fair Market Value of the Class A Common Stock; (iii) to determine the exercise price per share of Options to be granted or consideration for Restricted Stock Awards; (iv) to determine the persons to whom, and the time or times at which, Options and Restricted Stock Awards shall be granted and the number of Shares to be represented by each Option or Restricted Stock Award; (v) to determine the vesting schedule of the Options and Restricted Stock Awards to be granted; (vi) to interpret the Plan;
(vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option or Restricted Stock Award granted (which need not be identical) and, with the consent of the holder thereof if required, modify or amend each Option or Restricted Stock Award; (ix) to accelerate or defer (with the consent of the holder thereof) the exercise or vesting date of any Option or the vesting date of any Restricted Stock Award; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Restricted Stock Award previously granted by the Committee; (xi) to grant an Option in replacement of Options previously granted under this Plan; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (c) EFFECT OF THE COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, Award Recipients or Transferees, if applicable.

      5. ELIGIBILITY. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options and Restricted Stock Awards may be granted to Employees as well as directors, independent contractors and agents who are natural persons (but only if such Options or Restricted Stock Awards are granted as compensation for personal services rendered by the independent contractor or agent to the Company or a Subsidiary that are not services in connection with the offer or sale of securities in a capital-raising transaction or services that directly or indirectly promote or maintain a market for the Company's securities), as determined by the Committee. Any person who has been granted an Option or Restricted Stock Award may, if he is otherwise eligible, be granted an additional Option or Options or Restricted Stock Award.

      Except as otherwise provided under the Code, to the extent that the aggregate Fair Market Value of Shares for which Incentive Stock Options (under all stock option plans of the Company and of any Parent or Subsidiary) are exercisable for the first time by an Employee during any calendar year exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this limitation, (a) the Fair Market Value of Shares is determined as of the time the Option is granted and (b) the limitation is applied by taking into account Options in the order in which they were granted.

      The Plan shall not constitute a contract of employment nor shall the Plan confer upon any Optionee or Award Recipient any right with respect to continuation of employment or continuation of providing services to the Company, nor shall it interfere in any way with his right or the Company's or any Parent or Subsidiary's right to terminate his employment or his provision of services at any time.

      6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors; provided, however, if the Plan is not approved by shareholders of the Company in accordance with Section 15 of the Plan within twelve (12) months after the date of adoption by the Board of Directors, the Plan and any Options or Restricted Stock Awards granted thereunder shall terminate and become null and void. The Plan shall continue in effect ten (10) years from the effective date of the Plan, unless sooner terminated under
Section 11 of the Plan.

      7. STOCK OPTIONS.

            7.1 TERM OF OPTION. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in such Optionee's Stock Option Agreement.

            7.2 EXERCISE PRICE AND CONSIDERATION.

                  (a) PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as determined by the Committee, but shall be subject to the following:

                        (i) In the case of an Incentive Stock Option which is

                              (A) granted to an Employee who, immediately before
the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant.

                              (B) granted to an Employee not within (A), the per
share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                              (C) In the case of a Nonqualified Stock Option,
the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                  (b) CERTAIN CORPORATE TRANSACTIONS. In the event the Company substitutes an Option for a stock option issued by another corporation in connection with a corporate transaction, such as a merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the
Code) or partial or complete liquidation involving the Company and such other corporation, the exercise price of such substituted Option shall be as determined by the Committee in its discretion (subject to the provisions of Section 424(a) of the Code in the case of a stock option that was intended to qualify as an "incentive stock option") to preserve, on a per Share basis immediately after such corporate transaction, the same ratio of Fair Market Value per Option Share to exercise price per Share which existed immediately prior to such corporate transaction under the option issued by such other corporation.

                  (c) PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, promissory note, or other shares of the Company's capital stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the law of the Company's jurisdiction of incorporation. The Committee may also establish coordinated procedures with one or more brokerage firms for the "cashless exercise" of Options, whereby Shares issued upon exercise of an Option are delivered against payment by the brokerage firm on the Optionee's behalf. When payment of the exercise price for the Shares to be issued upon exercise of an Option consists of shares of the

Company's capital stock, such shares will not be accepted as payment unless the Optionee or Transferee, if applicable, has held such shares for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes.

            7.3 EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company or its Subsidiaries and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7.2(c) of the Plan. Until the issuance of the stock certificate evidencing such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF STATUS AS AN EMPLOYEE. Subject to this
Section 7.3(b), if any Employee ceases to be in Continuous Status as an Employee, he or any Transferee may, but only within thirty (30) days or such other period of time not exceeding three (3) months as is determined by the Committee (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) after the date he ceases to be an Employee, exercise his Option to the extent that he or any Transferee was entitled to exercise it as of the date of such termination. To the extent that he or any Transferee was not entitled to exercise the Option at the date of such termination, or if he or any Transferee does not exercise such Option (which he or any Transferee was entitled to exercise) within the time specified herein, the Option shall terminate. If any Employee ceases to serve as an Employee as a result of a termination for cause (as determined by the Committee), any Option held by such Employee or any Transferee shall terminate immediately and automatically on the date of his termination as an Employee unless otherwise determined by the Committee. Notwithstanding the foregoing, if an Employee ceases to be in Continuous Status as an Employee solely due to a reorganization, merger, consolidation, spin-off, combination, re-assignment to another member of the affiliated group of which the Company is a member or other similar corporate transaction or event, the Committee may, in its discretion, suspend the operation of this Section 7.3(b); provided that the Employee shall execute an agreement, in form and substance satisfactory to the Committee, waiving such Employee's right to have such Employee's Options treated as Incentive Stock Options from and after a date determined by the Committee which shall be no later than three months from the date on which such Employee ceases to be in Continuous Status as an Employee, and such Employee's Options shall thereafter be treated as Nonqualified Options for all purposes.

                  (c) DISABILITY OF OPTIONEE. Notwithstanding the provisions of
Section 7.3(b) above, in the event an Employee is unable to continue his employment as a result of his Disability, he or any Transferee may, but only within three (3) months or such other period of time not exceeding twelve (12) months as is determined by the Committee (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) from the date of termination of employment, exercise his Option to the extent he or any Transferee was entitled to exercise it at the date of such Disability. To the extent that he or any Transferee was not entitled to exercise the Option at the date of Disability, or if he or any Transferee does not exercise such Option (which he or any Transferee was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (d) DEATH OF OPTIONEE. In the event of the death of an
Optionee:

                        (i) during the term of the Option and who is at the time of his death an Employee and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised at any time within twelve (12) months (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) following the date of death, by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by any Transferee, as the case may be, but only to the extent of the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

                        (ii) within thirty (30) days or such other period of time not exceeding three (3) months as is determined by the Committee (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by any Transferee, as the case may be, but only to the extent of the right to exercise that had accrued at the date of termination.

            7.4 TRANSFERABILITY OF OPTIONS. During an Optionee's lifetime, an Option may be exercisable only by the Optionee and an Option granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Committee may determine that an Option may be transferred by an Optionee to any of the following: (1) a family member of the Optionee; (2) a trust established primarily for the benefit of the Optionee and/or a family member of said Optionee in which the Optionee and/or one or more of his family members collectively have a more than 50% beneficial interest; (3) a foundation in which such persons collectively control the management of assets; (4) any other legal entity in which such persons collectively own more than 50% of the voting interests; or (5) any charitable organization exempt from income tax under Section 501(c)(3) of the Code (collectively, a "Transferee"); provided, however, in no event shall an Incentive Stock Option be transferable if such transferability would violate the applicable requirements under Section 422 of the Code. Any other attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of any Option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

8. RESTRICTED STOCK AWARDS.

      8.1 IN GENERAL.

            (a) Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Award Recipient containing such terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe, including, without limitation, any of the following terms or conditions:

                  (i) the number of Shares covered by the Restricted Stock
Award;

                  (ii) the amount (if any) which the Award Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

                  (iii) whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;

                  (iv) the date of grant of the Restricted Stock Award; and

                  (v) the vesting date for the Restricted Stock Award;

            (b) All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

                  (i) registered in the name of the Committee for the benefit of the Award Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

                  (ii) registered in the name of Award Recipient and held by the Committee, together with a stock power executed by the Award Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

                  (iii) registered in the name of and delivered to the Award Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable vesting date bear the following legend:

The Class A Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award agreement between Levitt Corporation and [Name of Award Recipient] dated [Date] made pursuant to the terms of the Levitt Corporation 2003 Stock Incentive Plan, copies of which are on file at the executive offices of Levitt Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

and/or such other restrictive legend as the Committee, in its discretion, may specify.

                  (c) Except as otherwise provided by the Committee, a Restricted Stock Award shall not be transferable by the Award Recipient other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Restricted Stock Award shall be distributable, during the lifetime of the Award Recipient, only to the Award Recipient.

            8.2 VESTING DATE.

                  (a) The vesting date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Notice and, if no date is specified in the Award Notice, shall be the first anniversary of the date on which the Restricted Stock Award is granted. Unless otherwise determined by the Committee and specified in the Award Notice:

                        (i) if the Service of an Award Recipient is terminated prior to the vesting date of a Restricted Stock Award for any reason other than death or Disability, any unvested Shares shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture);

                        (ii) if the Service of an Award Recipient is terminated prior to the vesting date of a Restricted Stock Award on account of death or Disability, any unvested Shares with a vesting date that is during the period of six (6) months beginning on the date of termination of Service shall become vested on the date of termination of Service and any remaining unvested Shares forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture); and

            8.3 PERFORMANCE-BASED RESTRICTED STOCK AWARDS.

                  (a) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish one or more Performance Goals the attainment of which shall be a condition of the Award Recipient's right to retain the related Shares. The Performance Goals shall be selected from among the following:

                        (i) earnings per share;

                        (ii) net income;

                        (iii) return on average equity;

                        (iv) return on average assets;

                        (v) core earnings;

                        (vi) stock price;

                        (vii) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, revenue targets or business development goals;

                        (viii) except in the case of a Covered Employee, any other performance criteria established by the Committee;

                        (ix) any combination of (i) through (viii) above.

Performance Goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units) and/or the past or current performance of other companies.

                  (b) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:

                        (i) if the Performance-Based Restricted Stock Award is granted during the first three months of the Company's fiscal year, the fiscal year of the Company in which the Performance-Based Restricted Stock Award is granted; and

                        (ii) in all other cases, the period of four (4) consecutive fiscal quarters of the Company that begins with the fiscal quarter in which the Performance-Based Restricted Stock Award is granted.

                  (c) Within a reasonable period of time as shall be determined by the Committee following the end of each Performance Measurement Period, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been obtained, shall certify such fact in writing.

                  (d) If the Performance Goals for a Performance-Based Restricted Stock Award have been determined by the Committee to have been attained and certified, the Committee shall either:

                        (i) if the relevant vesting date has occurred, cause the ownership of the Shares subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Award Recipient;

                        (ii) in all other cases, continue the Shares in their current status pending the occurrence of the relevant vesting date or forfeiture of the Shares.

If any one or more of the relevant Performance Goals have been determined by the Committee to not have been attained, all of the Shares subject to such Restricted Stock Award shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).

                  (e) If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Performance Goals and make payments accordingly under the Plan; provided, however, that any adjustments made in accordance with or for the purposes of this section 8.3(e) shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Restricted Stock Award to a Covered Employee if and to the extent that such adjustments would have the effect of increasing the amount of a Restricted Stock Award to such Covered Employee.

            8.4 DIVIDEND RIGHTS. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be held and accumulated for distribution at the same time and subject to the same terms and conditions as the underlying Shares.

            8.5 VOTING RIGHTS. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award, shall be exercised by the Committee in its discretion.

            8.6 TENDER OFFERS. Each Award Recipient shall have the right to respond, or to direct the response, with respect to the issued Shares related to its Restricted Stock Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.

            8.7 DESIGNATION OF BENEFICIARY. An Award Recipient may designate a Beneficiary to receive any unvested Shares that become available for distribution on the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Award Recipient dies prior to the Award Recipient, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Award Recipient's death shall be paid to the executor or administrator of the Award Recipient's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

            8.8 TAXES. The Company or the Committee shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

      9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

      Subject to any required action by the shareholders of the Company, in the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Class A Common Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Class A Common Stock such that an adjustment is appropriate in the Committee's discretion in order to prevent dilution or enlargement of the rights of Optionees and Award Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Class A Common Stock or other securities deemed to be available thereafter for grants of Options and Restricted Stock Awards under the Plan in the aggregate to all eligible individuals and individually to any one eligible individual, (ii) the number and kind of shares of Class A Common Stock or other securities that may be delivered or deliverable in respect of outstanding Options or Restricted Stock Awards, and (iii) the exercise price of Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options and Restricted Stock Awards (including, without limitation, cancellation of Options or Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or account principles; provided, however, that any such adjustment to an Option or Performance-Based Restricted Stock Award granted to a Covered Employee with respect to the Company or its Parent or Subsidiaries shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect. In addition, each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code. The Committee's determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Common Stock subject to an Option or Restricted Stock Award.

      In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee or the Board of Directors may determine, in its discretion, that (i) if any such transaction is effected in a manner that holders of Class A Common Stock will be entitled to receive stock or other securities in exchange for such shares, then, as a condition of such transaction, lawful and adequate provision shall be made whereby the provisions of the Plan and the Options granted hereunder shall thereafter be applicable, as nearly equivalent as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise of any Option or (ii) the Option will terminate immediately prior to the consummation of such proposed transaction. The Committee or the Board of Directors may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee or the Board of Directors and give each Optionee or Transferee, if applicable, the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be cancelled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the exercise price of the Option being cancelled.

      In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Restricted Stock Award with respect to which Shares had been awarded to an Award Recipient shall be adjusted by allocating to the Award Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.

      Without limiting the generality of the foregoing, the existence of outstanding Options or Restricted Stock Awards granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options or Restricted Stock Awards; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

      10. TIME FOR GRANTING OPTIONS AND RESTRICTED STOCK AWARDS. The date of grant of an Option or Restricted Stock Award shall, for all purposes, be the date on which the Committee makes the determination granting such Option or Restricted Stock Award or such later date as the Committee may specify. Notice of the determination shall be given to each Optionee or Award Recipient within a reasonable time after the date of such grant.

      11. AMENDMENT AND TERMINATION OF THE PLAN.

            11.1 COMMITTEE ACTION; SHAREHOLDERS' APPROVAL. Subject to applicable laws and regulations, the Committee or the Board of Directors may amend or terminate the Plan from time to time in such respects as the Committee or the Board of Directors may deem advisable, without the approval of the Company's shareholders.

            11.2 EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination or modification of the Plan shall in any manner affect any Option or Restricted Stock Award theretofore granted without the consent of the Optionee or Award Recipient, except that the Committee or the Board of Directors may amend or modify the Plan in a manner that does affect Options or Restricted Stock Awards theretofore granted upon a finding by the Committee or the Board of Directors that such amendment or modification is in the best interest of Shareholders, Optionees or Award Recipients.

      12. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or delivered with respect to a Restricted Stock Award unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto or the grant of a Restricted Stock Award and the delivery of Shares with respect thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, grant of a Restricted Stock Award or delivery of Shares with respect to a Restricted Stock Award, the Company may require the Person exercising such Option or acquiring such Shares or Restricted Stock Award to represent and warrant at the time of any such exercise, grant or acquisition that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

      13. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

      14. STOCK OPTION AGREEMENT; AWARD NOTICE. Options shall be evidenced by written option agreements and Restricted Stock Awards shall be evidenced by Award Notices, each in such form as the Board of Directors or the Committee shall approve.

      15. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company entitled to vote thereon within twelve months after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of outstanding shares of the Company's common stock representing a majority of the votes entitled to be cast thereon. No Performance-Based Restricted Stock Awards shall be granted after the fifth (5th) anniversary of the date the Plan is adopted unless, prior to such date, the listing of permissible Performance Goals set forth in Section 8.3 shall have been re-approved by the shareholders of the Company in the manner required by
Section 162(m) of the Code and the regulations thereunder.

      16. OTHER PROVISIONS. The Stock Option Agreements or Award Notices authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of the Option or vesting of the Restricted Stock Award, as the Board of Directors or the Committee shall deem advisable. Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such Option will be an incentive stock option as defined in Section 422 of the Code.

      17. INDEMNIFICATION OF COMMITTEE MEMBERS. In addition to such other rights of indemnification they may have as directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereon, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Restricted Stock Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

      18. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

      19. WITHHOLDINGS; TAX MATTERS.

            19.1 The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in the Option Agreement, an Option holder shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Option exercise date over the Option exercise price per Share.

            19.2 If and to the extent permitted by the Committee and specified in an Award Notice for a Restricted Stock Award other than a Performance-Based Restricted Stock Award, an Award Recipient may be permitted or required to make an election under section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Award Recipient instead of at a subsequent vesting date. In such event, the Shares issued prior to their vesting date shall be issued in certificated form only, and the certificates therefor shall bear the following legend:

            The Class A Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award agreement between Levitt Corporation and [Name of Recipient] dated [Date] made pursuant to the terms of the Levitt Corporation 2003 Stock Incentive Plan, copies of which are on file at the executive offices of Levitt Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Award Recipient's termination of Service prior to the relevant vesting date or forfeiture of the Shares for any other reason, the Award Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).

      20. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

      21. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

      22. HEADINGS, ETC. NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

      23. SEVERABILITY. If any provision of the Plan is held to be invalid or unenforceable by a court of competent jurisdiction, then such invalidity or unenforceability shall not affect the validity and enforceability of the other provisions of the Plan and the provision held to be invalid or unenforceable shall be enforced as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability.

                                   APPENDIX D

                             LEVITT CORPORATION 2004
                     PERFORMANCE-BASED ANNUAL INCENTIVE PLAN

      1. PURPOSE. The purpose of the Levitt Corporation Performance-Based Annual Incentive Plan is to advance the interests of Levitt Corporation and its shareholders by providing certain of its key executives with annual incentive compensation which is tied to the achievement of pre-established and objective performance goals. The Plan is intended to provide participants with annual incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and should be construed to the extent possible as providing for remuneration which is "performance-based compensation" within the meaning of
Section 162(m) of the Code and the regulations promulgated thereunder.

      2. DEFINITIONS. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

            (a) "Board" means the Board of Directors of Levitt Corporation.

            (b) "Committee" means the Compensation Committee of the Board of Directors or such other committee as may be appointed by the Board of Directors to administer the Plan; provided, however, that in any event the Committee shall be comprised of two (2) or more members of the Board of Directors who shall each qualify as "outside directors" under Section 162(m) of the Code.

            (c) "Corporation" means Levitt Corporation, or any entity that is directly or indirectly controlled by Levitt Corporation

            (d) "Participant" means a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder, who has been selected by the Committee as a participant in the Plan during a Performance Period.

            (e) "Performance Award" means an award granted pursuant to the terms of Section 6 of the Plan.

            (f) "Performance Goal" means the performance goal and payout schedules established by the Committee for a Participant (or group of Participants) no later than ninety (90) days after the commencement of each Performance Period which relates to one or more of the performance measures set forth in Section 6(b) of the Plan.

            (g) "Performance Period" means the Corporation's fiscal year, or such longer period as designated by the Committee.

            (h) "Plan" means this Levitt Corporation Performance-Based Annual Incentive Plan, as may be amended and restated from time to time.

      3. PLAN ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have full discretion, power and authority to administer and interpret the Plan and to establish rules and procedures for its administration as the Committee deems necessary and appropriate. Any interpretation of the Plan or other act of the Committee in administering the Plan shall be final and binding on all Participants.

      4. ELIGIBILITY. Performance Awards under the Plan may only be granted to an individual who is or may be a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder, who has been selected by the Committee to participate in the Plan during any Performance Period.

      5. TERM OF THE PLAN. The Plan shall become effective upon its adoption by the Board; provided, however, if the Plan is not approved by shareholders of the Corporation in accordance with Section 9 of the Plan, the Plan and Performance Awards granted thereunder shall terminate and become null and void. The Plan shall continue in effect ten (10) years from the effective date of the Plan, unless sooner terminated under Section 8 of the Plan.

      6. PERFORMANCE AWARDS. In the event that the Committee determines, in its sole and absolute discretion, to grant a Performance Award for any Performance Period, the Committee shall determine the amount of a Participant's Performance Award as follows:

            (a) GENERAL. Each Participant shall be eligible to receive a Performance Award if the Participant's Performance Goal for the Performance Period has been achieved. The maximum amount of a Participant's Performance Award shall be set by the Committee on or prior to the grant of a Performance Award; provided, however, that in no event shall a Participant's Performance Award exceed Two Million Dollars ($2,000,000). The actual amount of a Participant's Performance Award may be reduced or eliminated by the Committee as set forth in paragraph (c) below. The Committee in its sole discretion shall determine whether or not to pay all or part of the Performance Award in the case of the death or disability of a Participant during a Performance Period.

            (b) PERFORMANCE GOALS. The Committee shall establish the Performance Goals and payout schedules for a Participant (or group of Participants) no later than ninety (90) days after the commencement of each Performance Period. Such Performance Goals shall be selected from among the following:

                  (i)         Earnings per share;

                  (ii)        Net income;

                  (iii)       Return on average equity;

                  (iv)        Return on average assets;

                  (v)         Return on capital;

                  (vi)        Core earnings;

                  (vii)       Stock price;

                  (viii) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, revenue targets or business development goals; or

                  (ix)        any combination of (i) through (viii) above.

      Performance Goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Corporation (or individual business units) and/or the past or current performance of other companies.

            (c) REDUCTION OR ELIMINATION OF PERFORMANCE AWARD. The Performance Award for each Participant may be reduced or eliminated by the Committee in its sole discretion, but under no circumstances may the amount of any Performance Award to any Participant be increased. In determining whether a Performance Award will be reduced or eliminated, the Committee shall consider any extraordinary changes which may occur during the Performance Period, such as changes in accounting practices or applicable law, extraordinary items of gain or loss, discontinued operations, restructuring costs, sales or dispositions of assets and acquisitions, and shall consider such individual or business performance criteria that it deems appropriate, including, but not limited to, the Corporation's cash flow, net income, pre-tax income, net revenue, EBITDA, operating income, diluted earnings per share, earnings per share, margin, return on assets, return on equity, cost reductions or savings, funds from operations, appreciation in the Corporation's stock price, and other relevant operating and strategic business results applicable to an individual Participant.

      7. PAYMENT OF PERFORMANCE AWARDS. Subject to any shareholder approval required by law, payment of any Performance Award to a Participant for any Performance Period shall be made in cash after written certification by the Committee that the Performance Goal for the Performance Period was achieved, and any other material terms of the Performance Award were satisfied.

      8. PLAN AMENDMENT AND TERMINATION.

            (a) COMMITTEE ACTION; SHAREHOLDERS' APPROVAL. Subject to applicable laws and regulations, the Committee or the Board may amend or terminate the Plan from time to time in such respects as the Committee or the Board may deem advisable, without the approval of the Corporation's shareholders.

            (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination or modification of the Plan may impair the rights of a Participant to any Performance Award already granted with respect to any Performance Period. The reduction or elimination of a Performance Award pursuant to Section 6(c) shall not be deemed an amendment, termination or modification of the Plan.

      9. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Corporation entitled to vote thereon at the 2004 Annual Meeting of Shareholders of the Corporation (or any adjournment thereof) by the affirmative vote of the holders of outstanding shares of the Corporation's common stock representing a majority of the votes cast thereon. No Performance Awards shall be granted after the fifth (5th) anniversary of the date the Plan is adopted unless, prior to such date, the listing of permissible Performance Goals set forth in Section 6(b) shall have been re-approved by the shareholders of the Corporation in the manner required by Section 162(m) of the Code and the regulations thereunder.

      10. INDEMNIFICATION OF COMMITTEE MEMBERS. In addition to such other rights of indemnification they may have as directors, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereon, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Performance Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at the Corporation's expense, to handle and defend the same.

      11. WITHHOLDING. The Corporation will withhold from any amounts payable under this Plan all federal, state, foreign, city and local taxes as shall be legally required.

      12. OTHER COMPENSATION PLANS. Payments or benefits provided to a Participant under any stock, deferred compensation, savings, retirement or other employee benefit plan are governed solely by the terms of such plan. The adoption of the Plan shall not affect any such plan, nor shall the Plan preclude the Corporation from establishing any other forms of incentive or other compensation plans.

      13. NO EMPLOYMENT RIGHTS. The Plan does not constitute a contract of employment and participation in the Plan will not give a Participant the right to continue in the employ of the Corporation on a full-time, part-time, or any other basis. Participation in the Plan will not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has specifically been granted by the Committee under the terms of the Plan.

      14. UNFUNDED PLAN. Performance Awards under the Plan will be paid from the general assets of the Corporation and the Corporation shall have no obligation to reserve or otherwise fund in advance any amounts that are or may in the future become payable under the Plan. The rights of Participants under the Plan shall be only those of general unsecured creditors of the Corporation.

      15. GOVERNING LAW. Except to the extent superseded by the laws of the United States, the laws of the State of Florida, without regard to its conflict of laws principles, shall govern in all matters relating to the Plan.

      16. INTERESTS NOT TRANSFERABLE. Except as expressly provided by the Committee, interests of Participants under the Plan may not be sold, transferred, alienated, assigned or encumbered, other than by will or pursuant to the laws of descent and distribution.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               LEVITT CORPORATION
                            1750 E. SUNRISE BOULEVARD
                            FT. LAUDERDALE, FL 33304

The undersigned hereby appoints Glen R. Gilbert and Claudia F. Haines, and each of them, acting alone, with the power to appoint his or her substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class A Common Stock of Levitt Corporation held of record by the undersigned on April 1, 2004, at the Annual Meeting of Shareholders to be held on May 11, 2004 and at any adjournment or postponement thereof.

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                               LEVITT CORPORATION

                                  MAY 11, 2004

       PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED
                              AS SOON AS POSSIBLE.

     PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

-------------------------------------------------------------------------------------------------------------
1. Election of three directors, each for a term of        2. Approval of the Company's 2003 Restricted Stock
three years.                                              Incentive Plan.

NOMINEES: 3-YEAR TERM:                                    FOR             AGAINST            ABSTAIN
William Scherer
S. Lawrence Kahn, III                                     |_|               |_|                |_|
Joel Levy
                                                          3. Approval of the Company's 2004 Performance-Based
|_|   FOR ALL NOMINEES                                    Annual Incentive Plan.

|_|   WITHHOLD AUTHORITY                                  FOR             AGAINST            ABSTAIN
      FOR ALL NOMINEES
                                                          |_|               |_|                |_|
|_|   FOR ALL EXCEPT
      (See instructions below)                            4. In his discretion, the proxy is authorized to
                                                          vote upon such other matters as may properly come
INSTRUCTION: To withhold authority to vote for any        before the meeting.
individual nominee(s), mark "FOR ALL EXCEPT" and
write the nominee's name(s) below.                        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
                                                          THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                    ____________________________          SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
                    ____________________________          WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS
To change the address on your account, please check       NAMED IN PROPOSAL 1 AND "FOR" PROPOSAL 2 AND
the box at right and indicate your new address in the     PROPOSAL 3.
address space above.  Please note that changes to the
registered name(s) on the account may not be              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
submitted via this method.                        |_|     PROMPTLY USING THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------------------------------------

Signature of Shareholder ___________________________ Date: ___________

Signature of Shareholder ___________________________ Date: ___________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.